UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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EXTREME NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Extreme Networks, Inc.

3585 Monroe Street

Santa Clara, California 95051

(408) 579-2800

October 28, 2005

Dear Stockholder:

You are cordially invited to attend our 2005 Annual Meeting of Stockholders to be held on Friday, December 2, 2005 at 2:00 p.m. Pacific Time at the Executive Briefing Center at our headquarters located at 3585 Monroe Street, Santa Clara, California 95051. For your convenience, we are also pleased to offer a webcast of the meeting at http://www.extremenetworks.com/aboutus/investor/Default.asp.

At this meeting you are being requested to elect two Class I members of the Board of Directors for a three-year term, to approve the 2005 Equity Incentive Plan, to amend our Employee Stock Purchase Plan and to ratify the appointment of our independent auditors for our fiscal 2006 audit. Our Board of Directors recommends that you vote in favor of these proposals. Please refer to the Notice of Annual Meeting of Stockholders and Proxy Statement for further information on each of these proposals.

It is important that you use this opportunity to take part in the affairs of Extreme Networks by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to ensure that your shares will be represented. We also provide our stockholders the opportunity to receive stockholder communications electronically. If you elected for electronic delivery of the Proxy Statement and Annual Report on Form 10-K for fiscal year 2005, you will not be receiving a proxy card and must vote electronically. For more information, see “Electronic Delivery of Stockholder Communications” in the Proxy Statement. Our Annual Report on Form 10-K for the fiscal year ended July 3, 2005 is also enclosed.

After completion of the scheduled business, we will review the activities of Extreme Networks over the past year and our upcoming plans. If you have any further questions concerning the annual meeting or any of the proposals, please contact Extreme Networks Investor Relations at (408) 579-3030. We look forward to your attendance at the annual meeting.

Yours Very Truly,

/s/ Gordon L. Stitt

Gordon L. Stitt President & Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 2, 2005

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of Stockholders of Extreme Networks, Inc., a Delaware corporation, will be held on Friday, December 2, 2005 at 2:00 p.m. Pacific Time at the Executive Briefing Center at our headquarters located at 3585 Monroe Street, Santa Clara, California 95051, for the following purposes:

1.	To elect two Class I directors to hold office for a three-year term and until their successors are elected and qualified or until their earlier resignation or removal;

2.	To approve the adoption of the 2005 Equity Incentive Plan;

3.	To approve the amendment of the Employee Stock Purchase Plan to authorize the sale of an additional 5,000,000 shares;

4.	To ratify the appointment of Ernst & Young LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending July 2, 2006; and

5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on October 27, 2005 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to attend and vote at the meeting will be available for review by any stockholder during normal business hours at our headquarters located at 3585 Monroe Street, Santa Clara, California 95051.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Alicia J. Moore

Alicia J. Moore Vice President, General Counsel and Secretary

Santa Clara, California

October 28, 2005

IMPORTANT:

To assure your representation at the meeting, please complete, sign, date and return the enclosed proxy card in the enclosed envelope or follow the instructions on the enclosed proxy card to vote by telephone or via the Internet. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

TO THE PROXY STATEMENT

i

ii

EXTREME NETWORKS, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

Our Board of Directors is requesting that you permit your common stock to be represented at the Annual Meeting of Stockholders of Extreme Networks, to be held on Friday, December 2, 2005, or any postponement or adjournment thereof, by the proxies named on the enclosed proxy card for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully. Voting materials, which include the Proxy Statement, the 2005 Annual Report on Form 10-K for the fiscal year ended July 3, 2005, and the accompanying proxy card, will be first mailed on or about November 2, 2005 to all stockholders entitled to vote at the annual meeting, and, on or about the same date, electronic versions of these documents will be sent via email to stockholders who have registered for electronic delivery.

Who May Vote

You may vote your shares of Extreme Networks’ common stock if our records show that you owned your shares on October 27, 2005. At the close of business on that date, 123,304,619 shares of Extreme Networks’ common stock were outstanding and eligible to vote. You are entitled to one vote for each share you hold.

Voting Your Proxy

To assure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. Instructions for voting by telephone, by using the Internet or by mail are on your proxy card. When you vote via the Internet or by phone, your vote is recorded immediately. We encourage our stockholders to vote using these methods whenever possible. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the annual meeting.

For those stockholders who are voting by Internet and received notification by mail, follow these steps:

1.	Log on to www.proxyvote.com. To access an electronic ballot, enter the twelve-digit number contained in the proxy card or voting instruction form accompanying the Proxy Statement.

2.	Complete the electronic ballot and submit your voting instructions.

3.	Provide your email address if you want confirmation of your voting instructions.

Or, for those stockholders who are voting by Internet and received notification by email, follow these steps:

1.	Log on to www.proxyvote.com. To access an electronic ballot, enter the twelve-digit number contained in your email message and the personal identification number (PIN) you used when you enrolled for electronic delivery.

2.	The ballot displayed contains Internet links to the applicable materials; read them carefully.

3.	Complete the electronic ballot and submit your voting instructions.

For those stockholders who are voting by telephone, follow these steps:

1.	Dial 1-800-690-6903 using a touch-tone telephone.

2.	You will be prompted to enter the twelve-digit number contained in the proxy card or voting instruction form accompanying the Proxy Statement.

3.	Follow the instructions the vote voice provides you to submit your voting instructions.

Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. For shares held through a broker, bank or other nominee, follow the voting instructions set forth above. If you provide specific voting instructions, your shares will be voted as you have instructed. If you hold shares in your name and sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors. All shares represented by valid proxies received before the meeting will be voted.

Votes Needed to Hold the Meeting

The annual meeting will be held if a majority of the Extreme Networks’ outstanding shares of common stock entitled to vote, whether present in person or represented by proxy, is represented at the meeting. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you are present and vote in person at the meeting, or have properly submitted a proxy card or voted by telephone or by using the Internet. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

Matters to Be Voted On at the Meeting

The following matters will be presented for your consideration at the annual meeting:

1.	A proposal to elect two Class I directors to hold office for a three-year term and until their successors are elected and qualified or until their earlier resignation or removal;

2.	A proposal to adopt the 2005 Equity Incentive Plan;

3.	A proposal to amend the Employee Stock Purchase Plan to authorize the sale of an additional 5,000,000 shares;

4.	A proposal to ratify the appointment of Ernst & Young LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending July 2, 2006; and

5.	The transaction of such other business as may properly come before the meeting.

Cost of This Proxy Solicitation

We will pay the costs of the solicitation. We may request banks and brokers and other custodians, nominees and fiduciaries to solicit their customers who own our common stock and will reimburse them for reasonable out-of-pocket expenses. Our employees, directors, officers and others may solicit proxies on our behalf, personally or by telephone, without additional compensation. We are soliciting proxies electronically through the Internet from stockholders who previously registered to receive proxy materials electronically through the Internet. In addition, we have retained MacKenzie Partners, Inc., a proxy solicitation firm, for assistance in connection with the annual meeting at a cost of approximately $5,000 plus reasonable out-of-pocket expenses.

Attending the Meeting

Stockholders may attend our annual meeting by: (1) listening to a webcast at http://www.extremenetworks.com/aboutus/investor/ or (2) attending in person. The annual meeting will be held at 2:00 p.m. Pacific Time on Friday, December 2, 2005 at the Executive Briefing Center at our headquarters located at 3585 Monroe Street, Santa Clara, California 95051. If you choose to listen to the webcast, go to http://www.extremenetworks.com/aboutus/investor/ before the meeting time, and follow the instructions for downloading the webcast. If you miss the annual meeting, you can listen to a re-broadcast of the webcast at http://www.extremenetworks.com/aboutus/investor/ until January 1, 2006.

You may vote shares held directly in your name in person at the meeting. If you choose to attend the meeting, please bring the enclosed proxy card or proof of identification for entrance to the meeting. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares.

Changing Your Vote

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, voting on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy is counted), or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy; you must specifically revoke your proxy.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

•	“FOR” the election of two Class I directors to hold office for a three-year term and until their successors are elected and qualified or until their earlier resignation or removal;

•	“FOR” approval of the 2005 Equity Incentive Plan;

•	“FOR” amendment of the Employee Stock Purchase Plan to authorize the sale of an additional 5,000,000 shares;

•	“FOR” ratification of the appointment of Ernst & Young LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending July 2, 2006.

Voting Results

The preliminary voting results will be announced at the meeting. The final voting results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal year 2006.

Electronic Delivery of Stockholder Communications

This year we are pleased to again offer our stockholders the opportunity to receive stockholder communications electronically. By signing up for electronic delivery, you can receive the Annual Report on Form 10-K and the Proxy Statement via email notification as soon as these are available. You may also submit your stockholder votes online. This will help to reduce the number of paper documents in your personal files, eliminate duplicate mailings, conserve natural resources, and save on our printing and mailing costs. To sign up for electronic delivery, visit http://www.extremenetworks.com/aboutus/investor/ and enter information for all of your Extreme Networks’ stockholdings. Your enrollment will be effective until canceled. You may access the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Annual Report on Form 10-K on the Internet at http://www.extremenetworks.com/aboutus/investor/. If you have questions about electronic delivery, please call Extreme Networks Investor Relations at (408) 579-3030.

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Extreme Networks’ stock account, unless otherwise requested, pursuant to current householding rules, we will deliver only one set of voting materials, which includes the Proxy Statement, proxy card and the 2005 Annual Report to Stockholders on Form 10-K, to stockholders who share the same address.

How To Obtain A Separate Set of Voting Materials

If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling our Investor Relations department at: (408) 579-3030, or by writing us at: Extreme Networks, Inc., 3585 Monroe Street, Santa Clara, CA 95051, Attn: Investor Relations.

PROPOSAL ONE:

ELECTION OF DIRECTORS

We have a classified Board of Directors consisting of two Class I directors, two Class II directors and two Class III directors. The current term of the Class I directors will expire on the date of the upcoming annual meeting.

At the recommendation of the Board of Directors’ Nominating and Corporate Governance Committee, the Board of Directors’ nominees for election at the 2005 annual meeting as Class I directors are Gordon L. Stitt and Kenneth Levy, who are both currently members of the Board of Directors of Extreme Networks. Please see below for information concerning each nominee. If elected, Messrs. Stitt and Levy will serve as directors until the annual meeting of stockholders in 2008 and until their successors are elected and qualified or until their earlier resignation or removal.

If either Mr. Stitt or Mr. Levy declines to serve or becomes unavailable for any reason, or if a vacancy otherwise occurs before the election, although management knows of no reason that this will occur, the proxies may be voted for such substitute nominee as the Nominating and Corporate Governance Committee or the Board of Directors may designate. For further detail regarding the Board of Directors, refer to “STRUCTURE OF THE BOARD OF DIRECTORS.”

Vote Required

The persons receiving the highest number of votes represented by outstanding shares of common stock present or represented by proxy and entitled to vote at the annual meeting of stockholders will be elected. Votes for and against, abstentions and broker non-votes will be counted as present in determining if a quorum is present; however, abstentions and broker non-votes will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE.

Following are profiles for the Class I director nominees to be elected at the upcoming annual meeting and for each Class II and Class III director. With the exception of Mr. Silverglide, the stockholders previously elected each of these directors to the Board of Directors.

Nominees for Class I Directors Serving a Term Expiring at the 2008 Annual Meeting

Gordon L. Stitt.    Mr. Stitt co-founded Extreme Networks in May 1996 and has served as President, Chief Executive Officer and a director of Extreme Networks since its inception. From 1989 to 1996, Mr. Stitt worked at another company he co-founded, Network Peripherals, Inc., a designer and manufacturer of high-speed networking technology. He served first as its Vice President of Marketing, then as Vice President and General Manager of the OEM Business Unit. Mr. Stitt currently serves as a director of RGB Networks, Inc., a privately-held video processing company. Mr. Stitt holds an M.B.A. from the Haas School of Business of the University of California, Berkeley and a B.S. in Electrical Engineering and Computer Science from Santa Clara University.

Kenneth Levy.    Mr. Levy has served as a director of Extreme Networks since October 2001. Mr. Levy co-founded KLA Instruments Corporation in 1975 (now KLA-Tencor Corporation after a merger in 1997). Since July 1, 1999, he has been Chairman of the Board and a director of KLA-Tencor, a supplier of process control and yield management solutions for the semiconductor industry. From July 1998 until June 30, 1999, he was the Chief Executive Officer and a director of KLA-Tencor, and from April 30, 1997 until June 30, 1998, he served as its Chairman of the Board. From 1975 until April 30, 1997, he was Chairman of the Board and Chief Executive Officer of KLA Instruments Corporation. In addition to KLA-Tencor, Mr. Levy currently serves on the following publicly traded company boards of directors: PowerDsine Ltd., a manufacturer of Power over Ethernet (PoE)

technology and Juniper Networks, a provider of Internet networking infrastructure solutions. Mr. Levy holds an M.S.E.E. from Syracuse University and a B.S.E.E. from City College of New York. Mr. Levy is a member of the National Academy of Engineering.

Class II Directors Serving a Term Expiring at the 2006 Annual Meeting

Bob L. Corey.    Mr. Corey has served as a director of Extreme Networks since December 2003. Mr. Corey has served as Executive Vice President and Chief Financial Officer for Thor Technologies, Inc., a provider of enterprise provisioning software since May 2003. Mr. Corey served as Executive Vice President and Chief Financial Officer of Documentum, Inc., a provider of enterprise content management software, from May 2000 to August 2002. Mr. Corey served Senior Vice President of Finance and Administration and Chief Financial Officer for Forte Software, Inc., a provider of software development tools and services, from May 1998 to April 2000, and in February 1999, Mr. Corey was elected to its Board of Directors. Forte Software, Inc. completed a merger with Sun Microsystems, Inc., a computer hardware and applications company, in October 1999. Mr. Corey served as Executive Vice President and Chief Financial Officer of SyQuest Technology Inc., a provider of removable storage solutions, from July 1997 to April 1998. Mr. Corey also serves on the Board of Directors of Interwoven, Inc., a publicly traded company and provider of enterprise content management software, and acts as Chairman of the Audit Committee. Mr. Corey also serves on the Board of Directors of the private company AmberPoint, Inc., a provider of enterprise web services software.

Harry Silverglide.    Mr. Silverglide has served as a director of Extreme Networks since June 2004. From January 1997 to July 2002, Mr. Silverglide served as the Vice President of Sales of Extreme Networks. From May 1995 to January 1997, he served as Vice President of Western Region Sales for Bay Networks. From July 1994 to May 1995, he served as Vice President of Sales for Centillion Networks, a provider of LAN switching products which was acquired by Bay Networks in 1995. From April 1984 to July 1994, he worked in sales and senior sales management positions at Ungermann Bass, a network communications company.

Class III Directors Serving a Term Expiring at the 2007 Annual Meeting

Charles Carinalli.    Mr. Carinalli has served as a director of Extreme Networks since October 1996 and is currently a Principal of Carinalli Ventures. From 1999 to May 2002, Mr. Carinalli was Chief Executive Officer and a director of Adaptive Silicon, Inc., a developer of semiconductors. From November 2000 to November 2001, Mr. Carinalli served as Chairman of Clearwater Communications, Inc., a privately held telecommunications company. From December 1996 to July 1999, Mr. Carinalli served as President, Chief Executive Officer and a director of Wavespan, Inc., a developer of wireless broadband access systems that was acquired by Proxim, Inc. From 1970 to 1996, Mr. Carinalli served in various positions for National Semiconductor, Inc., a publicly traded company developing analog-based semiconductor products, most recently as Senior Vice President and Chief Technical Officer. Mr. Carinalli currently serves as a director of several privately held companies and Fairchild Semiconductor, a publicly traded semiconductor company. Mr. Carinalli holds an M.S.E.E. from Santa Clara University and a B.S.E.E. from the University of California, Berkeley.

W. Michael West.    Mr. West has served as chairman of the Board of Directors of Extreme Networks since September 2004. From June 2003 to July 2004, Mr. West served as director of Larscom Incorporated, a telecommunications equipment provider. From April 2002 to June 2003, Mr. West served as Chief Executive Officer of VINA Technologies, Inc., a telecommunications equipment provider, and served as its chairman of the Board of Directors from June 1999 to June 2003. From September 1997 to January 1998, Mr. West served as Executive Vice President for Lucent Technologies, a communications company. From February 1995 to July 1997, Mr. West was President, Chief Operating Officer and a director of Octel Communications, a telecommunications equipment provider, after having served as an Executive Vice President from September 1986 to February 1995. Mr. West held multiple positions at Rolm Corp from 1979 to September 1986, most recently as general manager of the National Sales Division.

The following table provides information concerning the age and background of our directors and nominees as of October 27, 2005.

Name	Principal Occupation with Extreme Networks	Age	Director Since
Class I director nominees whose terms expire at the 2005 annual meeting of stockholders:
Gordon L. Stitt	President, Chief Executive Officer and Director	49	1996
Kenneth Levy	Director	63	2001

Class II directors whose terms expire at the 2006 annual meeting of stockholders:
Bob. L. Corey	Director	54	2003
Harry Silverglide	Director	59	2004

Class III directors whose terms expire at the 2007 annual meeting of stockholders:
Charles Carinalli	Director	57	1996
W. Michael West	Chairman of the Board of Directors	55	2004

The Board of Directors has determined that, other than Gordon Stitt and W. Michael West, each member of the Board is an independent director for purposes of the Nasdaq Marketplace Rules.

Directors’ Compensation

During fiscal 2005, all non-employee members of the Board of Directors received an annual cash retainer of $25,000, payable quarterly, and each member of a committee of the Board of Directors received an annual cash retainer of $10,000, payable quarterly, in return for service on each such committee. In addition, the chairman of the audit committee received an annual cash retainer of $25,000, payable quarterly. All directors are entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and committee meetings. All directors are eligible to receive stock option grants under our stock option plans at the discretion of the Board of Directors.

New members of the Board of Directors receive an initial stock option grant of 50,000 shares with a three-year vesting schedule upon their initial appointment to the Board of Directors. Annually after their initial appointment, each non-employee Board member receives a 30,000 share stock option grant following the annual stockholders meeting, which option vests in full after one year from the date of grant. Following the 2004 annual meeting of stockholders, Messrs. Carinalli, Corey, Silverglide, West and Levy each received a 30,000 share stock option grant on December 1, 2004 at an exercise price of $6.96 per share. During fiscal 2005, the Board of Directors voted to extend to two years the post-termination exercise period of option grants to non-employee directors.

Mr. West, the chairman of the Board of Directors, is engaged by us as “working chairman.” In this capacity, in addition to his role as chairman of our Board of Directors, he spends a significant amount of time working with Mr. Stitt on the management of Extreme Networks. His compensation has been structured in light of this role, and his responsibility for working with Mr. Stitt on our long-term success. Mr. West receives an annual cash retainer of $160,000, upon joining Extreme Networks received an option to purchase 400,000 shares of our common stock that vests over four years, and is eligible for an annual target bonus of $160,000 based upon the attainment of certain goals established by the Board of Directors. See “STRUCTURE OF THE BOARD OF DIRECTORS” for more information about our Board of Directors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 30, 2005, certain information with respect to the beneficial ownership of our common stock by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, (ii) each executive officer named in the Summary Compensation Table below, (iii) each director and director nominee of Extreme Networks, and (iv) all executive officers and directors as a group.

Except as otherwise indicated, the address of each beneficial owner is c/o Extreme Networks, Inc., 3585 Monroe Street, Santa Clara, CA 95051.

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent of Shares Beneficially Owned(3)
5% Stockholders
Wells Fargo & Company 420 Montgomery Street San Francisco, California 94104	7,825,324	(4)	6.4
Raj Rajaratnam c/o Galleon Management, L.P. 135 East 57th Street 16th Floor New York, New York 10022	6,281,073	(5)	5.1

Directors and Executive Officers
Gordon L. Stitt	4,981,213	(6)	4.0
Herb Schneider	2,743,774	(7)	2.2
Alexander J. Gray	906,250	(8)	*
William R. Slakey	684,687	(9)	*
Frank C. Carlucci	169,791	(10)	*
Charles Carinalli	579,216	(11)	*
Kenneth Levy	500,071	(12)	*
W. Michael West	146,110	(13)	*
Bob L. Corey	50,000	(14)	*
Harry Silverglide	25,016	(15)	*

All executive officers and directors as a group (10 persons)	10,786,128	(16)	8.5

*	Less than 1%
(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.
(2)	Under the rules of the Securities and Exchange Commission (“SEC”), a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options. In general, options granted under the original 1996 Stock Option Plan are exercisable when vested and vest over a four year period, with twenty-five percent of the shares subject to the option vesting one year from the date of grant, and the remaining shares subject to vesting monthly over the following 36 months at a rate of 1/48 of the total number of shares subject to the option.
(3)	Calculated on the basis of 123,223,853 shares of common stock outstanding as of September 30, 2005, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after September 30, 2005 are deemed to be outstanding for purposes of calculating that stockholder’s percentage of beneficial ownership. These shares are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

(4)	According to the Schedule 13G/A filed by the stockholder with the SEC on January 14, 2004, Wells Fargo & Company beneficially owned 7,825,324 shares, had sole dispositive power over 6,274,224 shares, shared dispositive power over 24 shares and sole voting power over 7,825,324 shares.
(5)	According to the Schedule 13G/A filed by the stockholder with the SEC on July 15, 2005, Mr. Rajaratnam beneficially owned 6,281,073 shares, had sole dispositive power over no shares, shared dispositive power over 6,281,073 shares and sole voting power over no shares. Mr. Rajaratnam shares voting power and dispositive power over 6,281,073 shares with Galleon Management, L.L.C. and Galleon Management, L.P.
(6)	Includes 25,375 shares held by the Stitt Living Trust. Mr. Stitt and his wife are trustees and beneficiaries of the Stitt Living Trust dated November 16, 1996. Includes 1,326,180 shares that are subject to stock options that may be exercised within 60 days of September 30, 2005.
(7)	Includes 621,527 shares that are subject to options that may be exercisable within 60 days of September 30, 2005.
(8)	Includes 856,250 shares that are subject to stock options that may be exercised within 60 days of September 30, 2005 and 50,000 shares that are restricted stock awards subject to our right to repurchase unvested awards upon termination of employment.
(9)	Includes 654,687 shares that are subject to stock options that may be exercised within 60 days of September 30, 2005 and 30,000 shares that are restricted stock awards subject to our right to repurchase unvested awards upon termination of employment.
(10)	Includes 169,791 shares that are subject to stock options that may be exercised within 60 days of September 30, 2005.
(11)	Includes 129,216 shares held by Charles Peter Carinalli and/or Connie Sue Carinalli, Trustees of the Carinalli Living Trust dated April 24, 1996. Includes 450,000 shares that are subject to stock options that may be exercised within 60 days of September 30, 2005.
(12)	Includes 160,000 shares that are subject to stock options that may be exercised within 60 days of September 30, 2005.
(13)	Includes 10,000 shares held by the West Revocable Trust 1991, and 136,110 shares that are subject to stock options that may be exercised within 60 days of September 30, 2005.
(14)	Includes 50,000 shares that are subject to stock options that may be exercised within 60 days of September 30, 2005.
(15)	Includes 23,611 shares that are subject to stock options that may be exercised within 60 days of September 30, 2005.
(16)	Includes an aggregate of 4,448,156 shares that are subject to stock options that may be exercised within 60 days of September 30, 2005.

Securities Authorized For Issuance Under Equity Compensation Plans

We currently maintain four compensation plans that provide for the issuance of our common stock to officers and other employees, directors and consultants. These consist of the Amended 1996 Stock Option Plan and the 1999 Employee Stock Purchase Plan, which have been approved by stockholders, and the 2000 and 2001 Stock Plans, which have not been approved by stockholders.

The following table summarizes our equity compensation plans as of July 3, 2005:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	18,473,734	(1)	$6.68	18,600,724	(2)
Equity compensation plans not approved by security holders	2,544,158	(3)	$8.52	4,691,612	(4)

Total	21,017,892		$6.90	23,292,336

(1)	These options were issued under the Amended 1996 Stock Option Plan.
(2)	Of this amount 16,893,959 shares were available for issuance under the Amended 1996 Stock Option Plan and 1,706,765 shares were available for issuance under the Employee Stock Purchase Plan.
(3)	Of this amount, options for 1,050,605 shares were issued under the 2000 Stock Plan and options for 1,493,553 shares were issued under the 2001 Stock Plan. Excludes 119,626 outstanding options with an average exercise price of $1.12 that were assumed in connection with acquisitions. No additional options are available for future issuance under such acquired plans.
(4)	Of this amount 2,891,822 shares were available for issuance under the 2000 Stock Plan and 1,799,790 shares were available for issuance under the 2001 Stock Plan.

Material Features of the 2000 Stock Plan

The Board of Directors adopted the 2000 Nonstatutory Stock Option Plan in March 2000 and amended and restated it as the 2000 Stock Plan in February 2003. The 2000 Stock Plan authorizes the Board of Directors or a committee of the Board to grant to employees and consultants awards in the form of nonstatutory stock options, stock appreciation rights, restricted stock and restricted stock units. Generally, only non-officer employees are eligible to participate in this stock plan, except that awards may be granted to officers under this plan in connection with written offers of employment. A total of 4,000,000 shares have been reserved under the 2000 Stock Plan. This plan will continue in effect until terminated by the Board of Directors or until all of the shares reserved under the plan have been issued. The Board of Directors will terminate the 2000 Stock Plan as of the date of the annual meeting if the stockholders approve the adoption of the 2005 Equity Incentive Plan (see “Proposal Two: Approval of 2005 Equity Incentive Plan”). As of July 3, 2005, a total of 2,891,822 shares remained available for the future grant of awards under the 2000 Stock Plan.

Material Features of the 2001 Stock Plan

The Board of Directors adopted the 2001 Nonstatutory Stock Option Plan in May 2001 and amended and restated it as the 2001 Stock Plan in February 2003. The 2001 Stock Plan authorizes the Board of Directors or a committee of the Board to grant to employees and consultants awards in the form of nonstatutory stock options, stock appreciation rights, restricted stock and restricted stock units. Generally, only non-officer employees are eligible to participate in this stock plan, except that awards may be granted to officers under this plan in connection with written offers of employment. A total of 4,000,000 shares have been reserved under the 2001

Stock Plan. This plan will continue in effect until terminated by the Board of Directors or until all of the shares reserved under the plan have been issued. The Board of Directors will terminate the 2001 Stock Plan as of the date of the annual meeting if the stockholders approve the adoption of the 2005 Equity Incentive Plan (see “Proposal Two: Approval of 2005 Equity Incentive Plan”). As of July 3, 2005, 1,799,790 shares remained available for the future grant of awards under the 2001 Stock Plan.

PROPOSAL TWO:

APPROVAL OF 2005 EQUITY INCENTIVE PLAN

At the annual meeting, the stockholders will be asked to approve the Extreme Networks, Inc. 2005 Equity Incentive Plan (the “2005 Plan”). The Board of Directors adopted the 2005 Plan on October 20, 2005, subject to its approval by our stockholders. The 2005 Plan is intended to replace our 1996 Stock Option Plan (the “1996 Plan”), which will expire in 2006, our 2000 Stock Plan (the “2000 Plan”) and our 2001 Stock Plan (the “2001 Plan”). The 1996 Plan, the 2000 Plan and the 2001 Plan will be terminated as of the date of the annual meeting if the 2005 Plan is approved by the stockholders.

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. However, our primary equity incentive program—the 1996 Plan—will expire next year. In addition, we are constrained under our 2000 Plan and 2001 Plan both as to the scope of personnel eligible to participate as well as to the types of incentives we are able to offer. The Board of Directors believes it of paramount importance that our employee stock incentive program provide Extreme Networks with a range of incentive tools and sufficient flexibility to permit the Board of Directors to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes.

As many of our stockholders may be aware, the Financial Accounting Standards Board has adopted revised principles governing the accounting treatment of share-based payments. Commencing with our current fiscal year that began on July 4, 2005, we became subject to these accounting principles and must record compensation expense in our financial statements for stock options granted to employees, as well as for other types of equity-based incentives provided to employees. Our Board of Directors believes that, as a result of these accounting changes, other forms of equity compensation will become more prevalent in the future and further believes that Extreme Networks should have compensation alternatives that minimize the expense of those equity-based incentives, minimize the dilution of stockholders’ ownership and voting power in Extreme Networks, or that provide a form of incentive that may previously have been desirable but would have resulted in disadvantageous accounting treatment compared to traditional stock options.

We are asking our stockholders to approve the 2005 Plan to provide a number of alternatives to stock options. In addition to stock options, the 2005 Plan also authorizes the grant to employees and consultants of stock appreciation rights, restricted stock and restricted stock unit awards, performance share and performance unit awards, deferred compensation awards and other stock-based or cash-based awards. Furthermore, the 2005 Plan authorizes the grant, within maximum shares limits specified by the plan, of awards of stock options, stock appreciation rights, restricted stock and restricted stock units to non-employee directors on a periodic, nondiscriminatory basis. We believe that the ability to grant incentive awards other than stock options will be an important component of compensation for our company in the future.

As of September 30, 2005, options were outstanding under all of our existing stock option plans for a total of 22,653,276 shares of our common stock. As of that date, a total of approximately 14,891,470 shares remained available for future issuance under the 1996 Plan, a total of approximately 2,942,822 shares remained available for future issuance under the 2000 Plan, and a total of approximately 1,934,128 shares remained available for future issuance under the 2001 Plan. The 1996 Plan, the 2000 Plan and the 2001 Plan will be terminated upon stockholder approval of the 2005 Plan. The 2005 Plan would authorize the issuance of 12,000,000 shares and up to 11,000,000 shares subject to awards that remain outstanding under the 1996, 2000 and 2001 Plans as of the date of the annual meeting and which subsequently terminate without having been exercised or which are forfeited to Extreme Networks will be added to the shares available under the 2005 Plan.

Our Board of Directors is well aware of the criticism that has been leveled generally against the misuse of stock-based compensation by some companies. The Board believes that the 2005 Plan takes steps to address possible concerns of our stockholders. Under the 2005 Plan:

•	Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.

•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•	Each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right, deferred compensation award or other award that requires the participant to purchase shares for their fair market value at grant) will reduce the number of shares remaining available for grant under the 2005 Plan by 1.5 shares.

•	Full value awards granted under the 2005 Plan will be subject to minimum vesting requirements.

•	The number of shares for which awards may be granted to directors in any fiscal year is subject to a specific cap and will be granted automatically on a periodic, nondiscriminatory basis.

•	The 2005 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

•	The 2005 Plan has a fixed term of ten years.

The 2005 Plan is also designed to preserve Extreme Network’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance share and performance unit awards, and certain other stock-based or cash-based awards granted under the 2005 Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2005 Plan. By approving the 2005 Plan, the stockholders will be approving, among other things:

•	the eligibility requirements for participation in the 2005 Plan;

•	the performance criteria upon which the grant or vesting of awards of performance shares, performance units and certain stock option, stock appreciation right, restricted stock, restricted stock unit, other stock-based or cash-based awards may be based;

•	the maximum numbers of shares for which stock options, stock appreciation rights, awards of restricted stock, restricted stock units or performance shares or other stock-based awards intended to qualify as performance-based awards may be granted to an employee in any fiscal year; and

•	the maximum dollar amount that a participant may receive upon settlement of performance units or other cash-based awards intended to qualify as performance-based awards.

While we believe that compensation in connection with such awards under the 2005 Plan generally will be deductible by Extreme Networks for federal income tax purposes, under certain circumstances, such as a change in control of the company, compensation paid in settlement of certain awards may not qualify as “performance-based.”

The Board of Directors believes that the 2005 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability. Therefore, the Board urges you to vote to approve the adoption of the 2005 Plan.

Summary of the 2005 Plan

The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan, a copy of which is available to any stockholder upon request by writing to the Vice President, General Counsel and Secretary, Extreme Networks, 3585 Monroe, Santa Clara, California 95051, or by facsimile to (408) 579-2861. The 2005 Plan may also be viewed without charge on the SEC website at www.sec.gov.

General.    The purpose of the 2005 Plan is to advance the interests of Extreme Networks by providing an incentive program that will enable us to attract and retain employees, consultants and directors upon whose judgment, interest and efforts our success is dependent and to provide them with an equity stake in our success. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred compensation awards, and other stock-based and cash-based awards.

Authorized Shares.    If the 2005 Plan is approved by the stockholders, the 1996 Plan, 2000 Plan and 2001 Plan will be terminated, and a total of 12,000,000 shares of our common stock will become available for issuance under the 2005 Plan. As of September 30, 2005, there were 22,653,276 shares subject to unexercised options and 116,624 shares subject to unvested restricted stock awards outstanding under the 1996, 2000 and 2001 Plans. Up to 11,000,000 shares subject to these awards that remain outstanding as of the date of the annual meeting and which subsequently terminate without having been exercised or which are forfeited to Extreme Networks will be added to the shares available under the 2005 Plan.

Share Accounting and Adjustments.    Each share subject to a stock option, stock appreciation right, deferred compensation award or other award that requires the participant to purchase shares for their fair market value determined at the time of grant will reduce the number of shares remaining available for grant under the 2005 Plan by one share. However, each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right, deferred compensation award or other award that requires the participant to purchase shares for their fair market value determined at grant) will reduce the number of shares remaining available for grant under the 2005 Plan by 1.5 shares.

If any award granted under the 2005 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Extreme Networks for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2005 Plan. Shares will not be treated as having been issued under the 2005 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares withheld or reacquired by Extreme Networks in satisfaction of a tax withholding obligation will not again become available under the 2005 Plan. The number of shares available under the 2005 Plan will be reduced upon the exercise of a stock appreciation right by the gross number of shares for which the award is exercised. If shares are tendered in payment of the exercise price of an option or the option is exercised by means of a net-exercise procedure, the number of shares available under the 2005 Plan will be reduced by the gross number of shares for which the option is exercised.

Appropriate adjustments will be made to the number of shares authorized under the 2005 Plan, to the numerical limits on awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2005 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for issuance under the 2005 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2005 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

Certain Award Limits.    In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2005 Plan, the plan limits the numbers of shares that may be issued under certain types of awards, subject to adjustment as described above under “Share Accounting and Adjustments.” No more than 5% of the aggregate number of shares authorized under the 2005 Plan may be issued pursuant to full value awards that provide for vesting more rapid than over a period of three years if vesting is based upon continued service alone or that have performance periods of less than 12 months if vesting is based on the attainment of performance goals, except in the case of the participant’s death, disability, retirement or involuntary termination of employment, or a change in control of Extreme Networks. No more than 23,000,000 shares may be issued upon the exercise of incentive stock options granted under the 2005 Plan.

To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2005 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any such award may be granted to an employee in any fiscal year. The limits for awards intended to qualify as performance-based are as follows:

•	Stock options and stock appreciation rights: No more than 4,000,000 shares.

•	Restricted stock and restricted stock unit awards: No more than 1,000,000 shares.

•	Performance share and performance unit awards: No more than 1,000,000 shares and no more than $2,000,000, respectively, for each full fiscal year contained in the performance period of the award.

•	Other stock-based and cash-based awards: No more than 1,000,000 shares and no more than $2,000,000, respectively, for each full fiscal year contained in the performance period of the award.

Administration.    The 2005 Plan generally will be administered by the Compensation Committee or other committee or subcommittee of the Board of Directors or, in the absence of such committee, by the Board of Directors. For purposes of this summary, the term “Committee” will refer to either such committee or the Board of Directors. In the case of awards intended to qualify as “performance-based” under Section 162(m) of the Code, administration of the 2005 Plan will be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). Subject to the provisions of the 2005 Plan, the Committee will determine when and to whom awards are granted, the types and sizes of awards, and all other terms and conditions of awards. The Committee may, subject to certain limitations on the exercise its discretion required by the 2005 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the exercisability or vesting of any award. Under the 2005 Plan, the Committee may delegate to a committee of one or more officers the authority to grant awards to employees who are not executive officers or directors of Extreme Networks, subject to the provisions of the 2005 Plan and guidelines established by the Committee. The 2005 Plan provides, subject to certain limitations, for indemnification by Extreme Networks of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2005 Plan. All awards granted under the 2005 Plan will be evidenced by a written agreement between Extreme Networks and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2005 Plan. The Committee has the authority to interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the 2005 Plan or any award.

Prohibition of Option and SAR Repricing.    The 2005 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price.

Eligibility.    Awards, other than deferred compensation awards or non-employee director awards, may be granted under the 2005 Plan only to employees and consultants of Extreme Networks or any present or future parent or subsidiary corporation or other affiliated entity. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of Extreme Networks or any parent or subsidiary corporation of Extreme Networks. Deferred compensation awards may be granted only to officers, directors and individuals who are among a select group of management or highly compensated employees. Non-employee director awards may be granted only to directors who, at the time of grant, are not employees. As of September 30, 2005, we had approximately 800 employees, including five executive officers, and five non-employee directors who would be eligible under the 2005 Plan.

Stock Options.    The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Extreme Networks or any parent or subsidiary corporation of Extreme Networks (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On September 30, 2005, the closing price of our common stock on the Nasdaq National Market was $4.45 per share.

The 2005 Plan provides that the option exercise price may be paid in cash or its equivalent; by means of a broker-assisted cashless exercise; by tender to Extreme Networks of shares of common stock owned by the participant having a fair market value not less than the exercise price (to the extent legally permitted); by means of a net-exercise procedure; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by Extreme Networks, through the participant’s surrender of a portion of the option shares to Extreme Networks.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2005 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but not later than its expiration date in any event, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2005 Plan).

Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members to the extent permitted by the Committee.

Stock Appreciation Rights.    The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. The exercise price of a Tandem SAR will be the same as the exercise price of the related option, and the exercise price of a Freestanding SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2005 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.    The Committee may grant restricted stock awards under the 2005 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to Extreme Networks rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Subject to the minimum vesting requirements described above under “Certain Award Limits,” restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units.    The Committee may grant restricted stock units under the 2005 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to Extreme Networks. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards and subject to the minimum vesting requirements described above under “Certain Award Limits.” Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between Extreme Networks and the participant, subject to the minimum vesting requirements described above under “Certain Award Limits.” These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares, and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of Extreme Networks and each subsidiary corporation consolidated with Extreme Networks for financial reporting purposes, or such division or business unit of Extreme Networks as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; completion of a joint venture or other corporate transaction; and new customer acquisition.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is an executive officer treated as a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock. The Committee may provide for performance award payments in lump sums or installments pursuant to a schedule elected by the participant.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2005 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards.    The 2005 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or individuals who are among a select group of management or highly compensated employees may elect to receive an award of deferred stock units in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards. Each such deferred stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of deferred stock units subject to the award on a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of a deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the deferred stock units. However, participants holding deferred stock units will be entitled to dividend equivalent rights with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole deferred stock units. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Cash-Based Awards and Other Stock-Based Awards.    The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Subject to the minimum vesting requirements described above under “Certain Award Limits,” such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Non-employee Director Awards.    The Committee may, from time to time, establish awards to be granted on a periodic, nondiscriminatory basis to all members of the board of directors who are not employees of Extreme Networks or any affiliate of Extreme Networks. Additional awards may be granted to non-employee directors in consideration of service on one or more committees of the board, service as chairman of one or more committees of the board, service as chairman or lead director of the board or the individual’s initial appointment or election to the board. Non-employee director awards may be granted at the Committee’s discretion in the form of nonstatutory stock options, stock appreciation rights, restricted stock or restricted stock units having such vesting terms as the administrator determines and other terms and conditions substantially similar to those described above under the applicable type of award. Subject to the following limits, the Committee will determine the numbers of shares for which non-employee director awards are granted. A director may not be granted a non-employee director award for more than 200,000 shares in any fiscal year, except that this limit may be increased by up to an additional 200,000 shares in the fiscal year in which the individual is first appointed or elected to the board, up to an additional 100,000 shares in any fiscal year in which the director is serving as the chairman or lead director of the board, by up to an additional 75,000 shares for each committee of the board on which the director is serving as chairman, and by up to an additional 50,000 shares for each committee of the board on which the director is serving other than as chairman.

Change in Control.    Unless otherwise defined in a participant’s award or employment agreement, the 2005 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2005 Plan) becoming the direct or indirect beneficial owner of more than 50% of Extreme Networks’ voting stock, (b) a liquidation or dissolution of Extreme Networks, or (c) the occurrence of any of the following events upon which the stockholders of Extreme Networks immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Extreme Networks, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of Extreme Networks’ voting stock; (ii) a merger or consolidation in which Extreme Networks is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of Extreme Networks (other than a sale, exchange or transfer to one or more subsidiaries of Extreme Networks).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding options and stock appreciation rights or substitute substantially equivalent options or rights for its stock. Any options or stock appreciation rights which are not assumed or continued in connection with a Change in Control or exercised prior to the Change in Control will terminate effective as of the time of the Change in Control. The Committee may provide for the acceleration of vesting of any or all outstanding options and stock appreciation rights upon such terms and to such extent as it determines. The 2005 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share under the award. Finally, the Committee, in its discretion, may provide in the event of a Change in Control for the acceleration of vesting and/or settlement of any restricted stock award, restricted stock unit award, performance share or performance unit award, deferred compensation award, or cash-based or other stock-based award held by a participant upon such conditions and to such extent as determined by the Committee.

Awards Subject to Section 409A of the Code.    Certain awards granted under the 2005 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and such regulations or other administrative guidance that may be issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2005 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2005 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Termination or Amendment.    The 2005 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2005 Plan following the tenth anniversary of the 2005 Plan’s effective date, which will be the date on which it is approved by the stockholders. The Committee may terminate or amend the 2005 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2005 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.    A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.    A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.    A participant generally will recognize no income upon the grant of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Compensation Awards.    A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of deferred stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

No awards will be granted under the 2005 Plan prior to its approval by our stockholders. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

The Board believes that the adoption of the 2005 Plan is in the best interests of Extreme Networks and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the 2005 Plan

THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2005 PLAN.

PROPOSAL THREE:

APPROVAL OF AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

In January 1999 the Board of Directors adopted the Extreme Networks Employee Stock Purchase Plan, also referred to as the Stock Purchase Plan, and the stockholders approved the adoption of the Stock Purchase Plan in February 1999. The Stock Purchase Plan permits eligible employees to acquire shares of Extreme Networks common stock through periodic payroll deductions during certain offering periods at a designated price as described in more detail below.

At the annual meeting, the stockholders will be asked to approve an amendment to the Stock Purchase Plan to increase the maximum number of shares of Extreme Networks common stock that may be issued under the plan by 5,000,0000 shares. The stockholders have previously authorized a total of 7,000,000 shares for issuance under the Stock Purchase Plan. As of September 30, 2005, an aggregate 5,530,479 shares have been issued under the Stock Purchase Plan. Accordingly, 1,469,521 shares remain available for issuance. If we do not receive stockholder approval to increase the Stock Purchase Plan reserve, then we anticipate our current reserve of 1,469,521 shares to be depleted in the third quarter of fiscal year 2007.

The Board of Directors believes that approval of this amendment is in the best interests of Extreme Networks and our stockholders. The Board of Directors believes that the opportunity to participate in the Stock Purchase Plan, which allows the purchase of shares at a discount from market price, is important to attract and retain qualified employees essential to the success of Extreme Networks and is important to provide such persons with incentives to perform in the best interest of Extreme Networks.

Summary of the Stock Purchase Plan.

The following summary of the Stock Purchase Plan is qualified in its entirety by the specific language of the Stock Purchase Plan, a copy of which is available to any stockholder upon request by writing to the Vice President, General Counsel and Secretary, Extreme Networks, 3585 Monroe, Santa Clara, California 95051, or by facsimile to (408) 579-2861. The Stock Purchase Plan may also be viewed without charge on the SEC website at www.sec.gov.

General.    The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Each participant in the Stock Purchase Plan is granted at the beginning of each offering period under the plan the right to purchase through accumulated payroll deductions up to a specified number of shares of the common stock of Extreme Networks. The purchase right is automatically exercised on each purchase date within the offering period unless the participant has withdrawn from the Stock Purchase Plan prior to such date.

Shares Subject to Plan.    Currently, a maximum of 7,000,000 of Extreme Networks’ authorized but unissued or reacquired shares of common stock may be issued under the Stock Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in Extreme Networks’ capital structure or in the event of any merger, sale of assets or other reorganization of Extreme Networks. The Board of Directors has amended the Stock Purchase Plan, subject to stockholders approval, to increase the share reserve by 5,000,000 shares to a new total of 12,000,000 shares. If any purchase right expires or terminates, the shares subject to the unexercised portion of such purchase right will again be available for issuance under the Stock Purchase Plan.

Administration.    The Stock Purchase Plan is administered by the Board of Directors. Subject to the provisions of the Stock Purchase Plan, the Board of Directors determines the terms and conditions of purchase rights granted under the Stock Purchase Plan. The Board of Directors will interpret the Stock Purchase Plan and purchase rights granted thereunder, and all determinations of the Board of Directors will be final and binding on all persons having an interest in the Stock Purchase Plan or any purchase rights. The Stock Purchase Plan provides, subject to certain limitations, that Extreme Networks will indemnify any director, officer or employee against all reasonable expenses, including attorney’s fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Stock Purchase Plan.

Eligibility.    Any of our employees or employees of any present or future parent or subsidiary corporation of Extreme Networks designated by the Board of Directors for inclusion in the Stock Purchase Plan is eligible to participate in an offering to purchase stock under the Stock Purchase Plan so long as the employee is customarily employed for at least 20 hours per week and more than five months per calendar year. However, no employee who owns or holds stock options to purchase, or as a result of participation in the Stock Purchase Plan would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of Extreme Networks or of any parent or subsidiary corporation of Extreme Networks is entitled to participate in the Stock Purchase Plan. As of September 30, 2005 approximately 800 of our employees were eligible to participate in the Stock Purchase Plan.

Offerings.    Generally, each offering of our common stock under the Stock Purchase Plan is for a period of twelve months. Offering periods commence on the first day of February, May, August and November of each year and end on the last day of the following January, April, July and October, respectively. Each offering period is generally comprised of four three-month purchase periods. Shares are purchased on the last day of each purchase period. The Board of Directors may establish a different term for one or more offerings periods or purchase periods or different commencement or ending dates for an offering period or a purchase period, provided that no offering may have a term exceeding 27 months.

Participation and Purchase of Shares.    Participation in the Stock Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the start of an offering period. Payroll deductions may not exceed 15% (or such other rate as the Board determines) of an employee’s compensation for any pay period during the offering period. Once an employee becomes a participant in the Stock Purchase Plan, that employee will automatically participate in each successive offering period which begins after the final purchase date until such time as that employee withdraws from the Stock Purchase Plan, becomes ineligible to participate in the Stock Purchase Plan, or terminates employment. Subject to certain limitations, each participant in an offering has a purchase right equal to the number of whole shares determined by dividing the participant’s aggregate payroll deduction by the applicable purchase price for the purchase period. During any calendar year, no participant may accrue the right to purchase under the Stock Purchase Plan shares of our common stock having a fair market value exceeding $25,000 (measured by the fair market value of our common stock on the first day of the relevant offering period). In addition, no more than 625 shares may be purchased by a participant on a purchase date, and no more than an aggregate of 400,000 shares may be purchased by all Stock Purchase Plan participants on a given purchase date. At the end of each purchase period, we issue to each participant in the offering the number of shares of our common stock determined by dividing the amount of payroll deductions accumulated for the participant during that purchase period by the purchase price, subject to the limitations set forth above. The price per share at which shares are sold generally equals 85% of the lesser of the fair market value per share of our common stock on the first day of the offering period or the purchase date. The fair market value of our common stock on any relevant date generally will be the closing price per share on such date as reported on the Nasdaq National Market. On September 30, 2005, the closing price of our common stock as reported on the Nasdaq National Market was $4.45 per share. Any payroll deductions under the Stock Purchase Plan not applied to the purchase of shares will be returned to the participant, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may be applied to the next purchase period or offering period. A participant may withdraw from an offering at any time without affecting his eligibility to participate in future offerings. However, once a participant withdraws from an offering, that participant may not again participate in the same offering.

Change-in-Control.    The Stock Purchase Plan provides that, in the event of a change in control, the acquiring or successor corporation may assume our rights and obligations under the Stock Purchase Plan. If the acquiring or successor corporation elects not to assume the outstanding purchase rights, a final purchase date will be specified by the Board of Directors on a date to occur on or before the date of the change in control. Any purchase rights that are not assumed or exercised prior to the change in control will terminate.

Termination or Amendment.    The Stock Purchase Plan will continue until terminated by the Board of Directors or until all of the shares reserved for issuance have been issued. The Board of Directors may at any time amend or terminate the Stock Purchase Plan, except that the approval of Extreme Networks’ stockholders is required within twelve months of the adoption of any amendment increasing the number of shares authorized for issuance under the Stock Purchase Plan, or changing the definition of the corporations which may be designated by the Board of Directors as corporations the employees of which may participate in the Stock Purchase Plan.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Stock Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

A participant recognizes no taxable income either as a result of commencing participation in the Stock Purchase Plan or purchasing shares of our common stock under the terms of the Stock Purchase Plan. If a participant disposes of shares purchased under the Stock Purchase Plan within either two years from the first day of the applicable offering period or within one year from the purchase date, known as disqualifying dispositions, the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the purchase date exceeds the purchase price. The amount of the ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss, which will be long-term if the participant’s holding period is more than twelve months. If the participant disposes of shares purchased under the Stock Purchase Plan at least two years after the first day of the applicable offering period and at least one year after the purchase date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of dispositions over the purchase price or (ii) the excess of the fair market value of the shares on the first day of the applicable offering period and the purchase price determined as if the purchase right was exercised on such date. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. If the participant still owns the shares at the time of death, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) the excess of the fair market value of the shares on the first day of the applicable offering period and the purchase price determined as if the purchase right was exercised on such date will constitute ordinary income in the year of death. Extreme Networks should be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code. In all other cases, no deduction is allowed to Extreme Networks.

Shares Purchased by Certain Persons

The aggregate numbers of shares of our common stock purchased by certain persons under the Stock Purchase Plan since its inception through September 30, 2005 are as follows: (i) Gordon L. Stitt, President and Chief Executive Officer, 15,061 shares; (ii) Alexander J. Gray, Senior Vice President and Chief Operating Officer, no shares; (iii) William Slakey, Senior Vice President and Chief Financial Officer, no shares; (iv) Frank Carlucci, Senior Vice President, Worldwide Sales, no shares; (v) Herb Schneider, Senior Vice President, Research and Development, 10,755 shares; (vi) all current executive officers as a group, an aggregate of 25,816 shares; and (vii) all employees, including current officers who are not executive officers, as a group, an aggregate of 5,504,663 shares. None of our directors who are not executive officers are eligible to participate in the Stock Purchase Plan. Since its inception, no shares have been issued under the Stock Purchase Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been issued five percent or more of the total amount of shares issued under the Stock Purchase Plan.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

The Board of Directors believes that the proposed amendment to the Stock Purchase Plan to increase the share reserve by 5,000,000 shares from 7,000,000 shares to 12,000,000 shares is in the best interests of Extreme Networks and its stockholders as discussed above.

THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE STOCK PURCHASE PLAN TO AUTHORIZE THE SALE OF AN ADDITIONAL 5,000,000 SHARES.

PROPOSAL FOUR:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Ernst & Young LLP, independent registered public accounting firm, to serve as independent auditors to audit the financial statements of Extreme Networks for the fiscal year ending July 2, 2006. Ernst & Young LLP has acted in this capacity since its appointment in fiscal year 1997. A representative of Ernst & Young LLP will be present at the annual meeting, will have an opportunity to make a statement if desired and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed to Extreme Networks for the fiscal years ended July 3, 2005 and June 27, 2004 by Ernst & Young LLP:

	Fiscal Year 2005	Fiscal Year 2004
Audit Fees	$2,395,000	$1,307,000
Audit-Related Fees	$14,000	$54,000
Tax Fees	$265,000	$449,000
All Other Fees	$30,000	$7,000

Audit-related fees billed during fiscal years 2005 and 2004 were primarily for services provided in connection with consultations related to compliance with the Sarbanes-Oxley Act of 2002. The tax fees billed during fiscal years 2005 and 2004 related to domestic and foreign tax-planning and tax return preparation. All other fees billed during fiscal years 2005 and 2004 were primarily for services provided in connection with the filing of corporate documents.

Representatives of Ernst & Young LLP normally attend most meetings of the Audit Committee. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one fiscal quarter and any pre-approval is detailed as to the particular service or category of services. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval policy. During fiscal 2005, no portion of the Audit-Related Fees, Tax Fees or All Other Fees were approved by the Audit Committee after services had been rendered pursuant to the de minimis exception established by the SEC.

The Audit Committee on an annual basis reviews the services performed by Ernst & Young LLP, and reviews and approves the fees charged by Ernst & Young LLP. The Audit Committee has considered the role of Ernst & Young LLP in providing tax and other non-audit services to Extreme Networks and has concluded that such services are compatible with Ernst & Young LLP’s independence as Extreme Networks’ independent auditors.

Vote Required and Board of Director’s Recommendation

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by the Extreme Networks bylaws or otherwise. The Board of Directors, however, is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Extreme Networks and its stockholders.

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY ERNST & YOUNG LLP AS EXTREME NETWORKS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 2, 2006.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for fiscal years 2005, 2004 and 2003 concerning the compensation of our Chief Executive Officer and our four other most highly compensated executive officers who were serving as executive officers as of July 3, 2005.

Name and Principal Position	Fiscal Year	Annual Compensation						Long Term Compensation Awards: Securities Underlying Options(3)
		Salary		Bonus(1)		Other Annual Compensation(2)
Gordon L. Stitt President and Chief Executive Officer	2005 2004 2003	$370,000 165,000 220,000	(4) (5)	$122,000 63,228 —	(6)	$	— — 92	250,000 750,000 —

William R. Slakey(7) Senior Vice President and Chief Financial Officer	2005 2004 2003	$300,000 200,469 —		$36,600 57,480 —			$2,606 2,075 —	— 650,000 —

Alexander J. Gray(8) Senior Vice President and Chief Operating Officer	2005 2004 2003	$350,000 341,250 277,083		$42,700 67,060 —	(6)		$3,249 3,671 1,750	— 350,000 500,000

Frank C. Carlucci(9) Senior Vice President, Worldwide Sales	2005 2004 2003	$412,063 — —		$57,625 — —	(10)		$4,349 — —	500,000 — —

Herb Schneider Senior Vice President, Research and Development	2005 2004 2003	$220,000 110,000 174,526	(5)	$26,840 42,152 —	(6)	$	— — —	125,000 275,000 —

(1)	Bonuses are based on performance. For more information, see “REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION.”
(2)	Represents discretionary matching contributions made by Extreme Networks under its tax-qualified employee savings and retirement plan, commonly known as a 401(k) plan.
(3)	All options were granted under the Amended 1996 Stock Option Plan.
(4)	Mr. Stitt’s annual base salary was increased to $400,000 in September 2004.
(5)	As a part of our overall expense reduction efforts, effective June 30, 2003, Messrs. Stitt and Schneider voluntarily agreed to a fifty percent reduction of their base salaries for the first two quarters of fiscal 2004.
(6)	In fiscal year 2003, Messrs. Stitt, Gray, and Schneider were eligible for an executive bonus but Extreme Networks did not pay any executive bonuses to any executive officer as a result of not meeting the requisite performance levels.
(7)	Mr. Slakey joined Extreme Networks in the second quarter of fiscal 2004.
(8)	Mr. Gray joined Extreme Networks in the first quarter of fiscal 2003.
(9)	Mr. Carlucci joined Extreme Networks in the first quarter of fiscal 2005.
(10)	In fiscal year 2005, Mr. Carlucci was paid a sign-on bonus of $25,000, a bonus of $25,000 for meeting specific objectives, and a performance bonus of $7,625.

Stock Options Granted During Fiscal Year 2005

The following table provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended July 3, 2005 to the persons named in the Summary Compensation Table. No option grants were made to Messrs. Slakey and Gray in fiscal 2005.

Name	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted(2)		% of Total Options Granted to Employees in Fiscal Year 2005	Exercise Price Per Share(3)	Market Price on Date of Grant	Expiration Date
							5%($)	10%($)
Gordon L. Stitt	250,000	(4)	6.44%	$4.44	$4.44	9/28/14	$698,000	$1,769,000
Herb Schneider	125,000	(4)	3.22	4.44	4.44	9/28/14	349,000	885,000
Frank C. Carlucci	500,000	(5)	12.87	5.14	5.14	7/15/14	1,616,000	4,096,000

(1)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation, in accordance with the rules of the SEC, and do not represent our estimate or projection of future stock price growth. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the continued employment of option holders through the vesting period. The amounts reflected in this table may not necessarily be achieved.
(2)	All options granted in fiscal year 2005 were under our 1996 Amended Stock Option Plan. See “EXECUTIVE COMPENSATION– Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”
(3)	All options were granted at fair market value on the grant date. None of the options granted may be exercised prior to vesting in accordance with the terms of each option grant agreement.
(4)	Option vests over two years; one third of the shares vested immediately on the date of grant and the remaining shares vest in equal monthly installments over the following 24 months.
(5)	Option vests over four years; 25% of the shares vest one year after the hire date and the remaining shares vest in equal monthly installments over the following 36 months.

Option Exercises and Fiscal Year 2005 Year-End Values

The following table provides the specified information concerning exercises of options to purchase our common stock in the fiscal year ended July 3, 2005, and unexercised options held as of July 3, 2005, by the persons named in the Summary Compensation Table.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
			Exercisable(2)	Unexercisable(3)	Exercisable(2)	Unexercisable(3)
Gordon L. Stitt	—	$—	1,275,833	104,167	$461,700	$—
William R. Slakey	—	—	650,000	—	—	—
Herb Schneider	—	—	597,916	52,084	303,750	—
Alexander J. Gray	—	—	850,000	—	—	—
Frank C. Carlucci	—	—	—	500,000	—	—

(1)	Based on a market value of $4.09, the closing price of our common stock on July 1, 2005, the last trading day of our fiscal year, as reported on The Nasdaq Stock Market, less the exercise price.
(2)	Represents shares that are vested and/or immediately exercisable. All options shares were granted under our 1996 Amended Stock Option Plan.
(3)	Represents shares that are unvested and not immediately exercisable.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Pursuant to the terms of each of our offers of employment to William R. Slakey, our Senior Vice President and Chief Financial Officer, and Alexander J. Gray, our Senior Vice President and Chief Operating Officer, each of Mr. Slakey and Mr. Gray is entitled to a lump sum payment equal to six months of his respective base salary at the time of termination in the event that we terminate Mr. Slakey or Mr. Gray, respectively, for a reason other than “cause,” as defined in their respective offers of employment. Pursuant to the terms of our offer of employment to Frank C. Carlucci, our Senior Vice President of Worldwide Sales, Mr. Carlucci is entitled to a lump sum payment equal to six months of his then effective base salary in the event that we terminate Mr. Carlucci within the first twelve months of his employment with Extreme Networks for a reason other than “cause,” as defined in Mr. Carlucci’s offer of employment.

On July 17, 2001, the Board of Directors ratified and approved an amended policy regarding the acceleration of vesting of shares subject to options for officers and directors upon a change-in-control. The amended policy defines a change-in-control as a single or series of sales or exchanges of voting stock, a merger or consolidation, the sale, or transfer of all or substantially all of the assets, or a liquidation wherein the stockholders immediately before the change-in-control do not retain, immediately after the change-in-control, more than 50% of the total combined voting power of Extreme Networks or the corporation to which the assets were transferred. This amended policy applies to all options granted to officers and directors after July 17, 2001. The policy provides as follows:

1.    For Officers of Extreme Networks: (i) as of the effective date of the change-in-control, the number of vested shares shall be equal to the number of vested shares determined pursuant to the applicable vesting schedule in the option grant agreement, plus fifty percent (50%) of the difference between the number of option shares and the number of vested shares determined pursuant to the applicable vesting schedule in the option grant agreement, rounded down to the nearest whole number; and (ii) after the effective date of the change-in-control, the remaining shares of stock subject to the option that are not vested shares shall vest in equal monthly installments over one-half of the period beginning on the effective date of the change-in-control and ending upon termination of the vesting schedule in the option grant agreement, subject to the officer’s continuous service with Extreme Networks.

2.    For Directors of Extreme Networks: in the event of a change-in-control that occurs prior to the director’s termination of service with Extreme Networks, the shares subject to options shall be fully vested.

Prior to adopting the above amended policy regarding the acceleration of vesting of shares subject to options for officers and directors, we entered into agreements with each executive officer and director providing for certain benefits in the event of a change-in-control. These agreements provide for accelerated vesting of shares subject to options granted to officers and directors in the event of a change-in-control as defined in the agreement between such officer or director and Extreme Networks. The options granted to officers and directors pursuant to these agreements have, over the passage time, become fully vested, surrendered to Extreme Networks, terminated due to the officer’s or director’s departure from Extreme Networks or exchanged. Any options granted prior to July 17, 2001 to an officer or director and subject to an agreement providing for accelerated vesting of shares subject to options upon a change-in-control, are either terminated or fully vested.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In September 2004, the Board of Directors voted to extend to two years the post termination exercise period for options granted to non-employee directors.

In November 2004, the Board of Directors voted, with Mr. Haque abstaining, to accelerate by two days the vesting of an option granted to Mr. Haque to purchase 30,000 shares so that option became fully exercisable at the conclusion of Mr. Haque’s service with the Board of Directors.

In order to eliminate the expense that we would otherwise recognize in our income statements with respect to outstanding options as a result of the effectiveness of Statement of Financial Accounting Standards No. 123 (revised 2004), in June 2005, the Compensation Committee of the Board of Directors voted to accelerate the vesting of all outstanding options with an exercise price of $7.00 or more. The Compensation Committee had concluded that such options may not be offering sufficient incentive to our employees and that the acceleration of vesting may have a positive effect on morale and retention. The number of shares subject to such acceleration of vesting for our executive officers and directors was as follows: Gordon Stitt, 38,915 shares; Alexander Gray, 389,583 shares; William Slakey, 501,042 shares; Herb Schneider, 127,791 shares; and Bob L. Corey, 22,222 shares. The exercise prices for the foregoing options range from $7.07 to $8.12 per share.

During fiscal 2005, we employed Christina Carinalli, the daughter of Charles Carinalli, as a financial analyst, a non-executive position. In that capacity, Ms. Carinalli was paid an annual salary of approximately $107,000. Ms. Carinalli resigned from Extreme Networks in October 2005 to pursue another career opportunity. We do not believe that Mr. Carinalli had any material interest, direct or indirect, in his daughter’s employment relationship or compensation arrangement with us.

Mr. West, the chairman of the Board of Directors, is engaged by us as “working chairman,” and in this capacity, he spends a significant amount of time working with Mr. Stitt on the management of Extreme Networks. His compensation as chairman has been structured in light of this role, and his responsibility for working with Mr. Stitt on our long-term success. During fiscal 2005, Mr. West received an annual cash retainer of $160,000, an option to purchase 400,000 shares of our common stock that vests over four years, and was paid a bonus of $36,600 for company performance in fiscal 2005 based upon the attainment of goals established by the Board of Directors.

Except as otherwise disclosed above or in the section entitled “Employment Contracts and Termination of Employment and Change in Control Arrangements,” during the fiscal year ended July 3, 2005, there was not, nor is there any currently proposed transaction or series of similar transactions to which Extreme Networks was or is to be a party in which the amount involved exceeds $60,000, and in which any executive officer, director or holder of more than 5% of any class of voting securities of Extreme Networks and members of that person’s immediate family had or will have a direct or indirect material interest.

We entered into indemnification agreements with each of the executive officers and directors. Such indemnification agreements require us to indemnify these individuals to the fullest extent permitted by law.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of our common stock were complied with in the fiscal year ended July 3, 2005, except that a statement of changes in beneficial ownership of securities with respect to one transaction by W. Michael West was not timely filed.

STRUCTURE OF THE BOARD OF DIRECTORS

Our Board of Directors currently consists of six directors. The directors are divided into three classes – Class I, Class II and Class III, with each class consisting of the same number of directors and each class having a three-year term. The Class I directors are Messrs. Gordon L. Stitt and Kenneth Levy. The Class II directors are Messrs. Bob L. Corey and Harry Silverglide. The Class III directors are Messrs. Charles Carinalli and W. Michael West.

The structure of the Board of Directors is staggered, so that Class I, Class II and Class III directors will serve until the annual meetings of stockholders to be held in 2005, 2006 and 2007, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, the successors to directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The Board has a mandatory retirement age of seventy (70).

In September 2004, the Board of Directors appointed W. Michael West as the chairman of the Board. In this capacity, Mr. West acts in the capacity of “working chairman” and devotes a significant amount of his time, approximately forty percent, to Extreme Networks. Mr. West’s compensation is structured to incent him to assist our Chief Executive Officer and the rest of our management team in achieving our objectives. As a result of the nature of his role and his compensation structure, the Board determined that he is not an “independent” director within the meaning of the Nasdaq Marketplace Rules.

Charles Carinalli has been elected by the independent members of the Board of Directors as the lead independent director. Mr. Carinalli’s duties as lead independent director may include:

•	presiding at all meetings of the Board at which the chairman is not present, including executive sessions of the independent directors;

•	serving as a liaison between the chairman and the independent directors;

•	approving information sent to the Board;

•	approving meeting agendas for the Board;

•	approving meeting schedules to assure there is sufficient time for discussion of all agenda items; and

•	calling meetings of the independent directors.

The Board of Directors elects our President, Chief Financial Officer, Secretary and all executive officers. All officers serve at the discretion of the Board of Directors. Each of our officers and directors, other than non-employee directors, devotes his full time to the affairs of Extreme Networks. Our non-employee directors devote such time to our affairs as is necessary to discharge their duties. In addition, our Board of Directors has the authority to retain its own advisers to assist it in the discharge of its duties. There are no family relationships among any of our directors, officers or key employees.

Meetings of the Board of Directors

The Board of Directors held thirteen meetings during the fiscal year ended July 3, 2005. No director serving on the Board of Directors in fiscal year 2004 attended fewer than 75% of such meetings of the Board of Directors and the committees on which he serves. During the fiscal year ended July 3, 2005, the independent members of the Board of Directors met six times in executive session without members of management present.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these Committees has a written charter that has been approved by the Board of Directors.

Audit Committee.    The members of the Audit Committee during fiscal year 2005 were Messrs. Charles Carinalli, Bob L. Corey and Promod Haque, until his retirement from the Board in December 2004, at which time Mr. Haque was replaced by Kenneth Levy. All members of the Audit Committee during fiscal year 2005 were independent for purposes of the Nasdaq Marketplace Rules and the rules of the SEC as such rules apply to audit committee members. The Board has determined that Mr. Corey is an audit committee financial expert, as defined in the rules of the SEC. The Audit Committee retains our independent auditors, reviews and approves the planned scope, proposed fee arrangements and terms of engagement of the independent auditors, reviews the results of our annual audit, evaluates the adequacy of accounting and financial controls, reviews the independence of our auditors, and oversees Extreme Networks financial reporting on behalf of the Board of Directors. The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by Extreme Networks regarding questionable accounting or auditing matters, including the anonymous submission by our employees of concerns regarding accounting or auditing matters. In addition, the Audit Committee reviews with our independent auditors the scope and timing of their audit services and any other services they are asked to perform, the independent auditor’s report on our consolidated financial statements following completion of their audit, and our critical accounting policies and procedures and policies with respect to our internal accounting and financial controls. The Audit Committee held ten meetings during the fiscal year ended July 3, 2005. In September 2005, Mr. Levy resigned from the Audit Committee and Mr. Silverglide, who the Board determined is independent for purposes of Nasdaq Marketplace Rules and the rules of the SEC as such rules apply to audit committee members, was elected to serve on the Audit Committee. For more information about the Audit Committee, see “REPORT OF THE AUDIT COMMITTEE” below.

Compensation Committee.    The members of the Compensation Committee during fiscal year 2005 were Messrs. Charles Carinalli, Bob L. Corey and Kenneth Levy. Each member of the Compensation Committee during fiscal year 2005 was determined by the Board to be independent for purposes of the Nasdaq Marketplace Rules as they apply to compensation committee members. The Compensation Committee recommends to the outside and independent members of the Board of Directors for their approval the compensation of our executive officers and directors, including salaries, bonus levels and stock option grants. The Compensation Committee held four meetings during the fiscal year ended July 3, 2005. For more information about the Compensation Committee, see “REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION” below.

Nominating and Corporate Governance Committee.    The members of the Nominating and Corporate Governance Committee during fiscal year 2005 were Messrs. Bob L. Corey and Kenneth Levy, and, until his retirement from the Board in December 2004, Promod Haque, each of whom the Board determined to be independent for purposes of the Nasdaq Marketplace Rules as they apply to nominating committee members. The Nominating and Corporate Governance Committee identifies, reviews, evaluates and nominates candidates to serve on the our Board of Directors, is responsible for recommending corporate governance principles, codes of conduct and compliance mechanisms applicable to Extreme Networks, and assists the Board of Directors in its annual reviews of the performance of the Board, each committee and management. The Nominating and Corporate Governance Committee held six meetings in fiscal year 2005.

Compensation Committee Interlocks and Insider Participation

During fiscal 2005, no member of the Compensation Committee was an officer or employee of Extreme Networks. No executive officer of Extreme Networks has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during the 2005 fiscal year.

Director Nominations

Director Qualifications.    In fulfilling its responsibilities, the Nominating and Corporate Governance Committee considers the following factors in reviewing possible candidates for nomination as director:

•	the appropriate size of our Board of Directors and its Committees;

•	the perceived needs of the Board for particular skills, background and business experience;

•	the skills, background, reputation, and business experience of nominees and the skills, background, reputation, and business experience already possessed by other members of the Board;

•	nominees’ independence from management;

•	nominees’ experience with accounting rules and practices;

•	nominees’ background with regard to executive compensation;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to Extreme Networks a variety of perspectives and skills derived from high quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the best interests of our stockholders. They must also have an inquisitive and objective perspective and mature judgment. Director candidates must have sufficient time available in the judgment of the Nominating and Corporate Governance Committee to perform all Board and committee responsibilities. Board members are expected to prepare for, attend, and participate in all Board and applicable committee meetings.

Other than the foregoing there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in the best interests of Extreme Networks and its stockholders. The Nominating and Corporate Governance Committee believes that it is preferable that at least one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules. Under applicable listing requirements at least a majority of the members of the Board must meet the definition of “independent director.” The Nominating and Corporate Governance Committee also believes it appropriate for one or more key members of management to participate as members of the Board.

Identifying and Evaluating Candidates for Nomination as Director.    The Nominating and Corporate Governance Committee annually evaluates the current members of the Board of Directors whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. The Nominating and Corporate Governance Committee regularly assesses the optimum size of the Board and its committees and the needs of the Board for various skills, background and business experience in determining if the Board requires additional candidates for nomination.

Candidates for nomination as director come to the attention of the Nominating and Corporate Governance Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the Nominating and Corporate Governance Committee at any point during the year. Such candidates are evaluated against the criteria set forth above. If the Nominating and Corporate Governance Committee believes at any time that the Board requires additional candidates for nomination, the Committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the Nominating and Corporate Governance Committee believes it is appropriate, a third party search firm to assist in identifying qualified candidates.

The Nominating and Corporate Governance Committee will evaluate any recommendation for director nominee proposed by a stockholder. In order to be evaluated in connection with the Nominating and Corporate Governance Committee’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a stockholder must be sent in writing to the Corporate Secretary, 3585 Monroe Street, Santa Clara, CA 95051, 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and must contain the following information:

•	the candidate’s name, age, contact information and present principal occupation or employment;

•	a description of the candidate’s qualifications, skills, background, and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director; and

•	a statement signed by the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting.

All directors and director nominees must submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will evaluate incumbent directors, as well as candidates for director nominee submitted by directors, management and stockholders consistently using the criteria stated in this policy and will select the nominees that in the Committee’s judgment best suit the needs of the Board at that time.

Stockholder recommended nominees to be presented at the fiscal year 2006 annual meeting must be received by us at our principal executive offices, no later than July 5, 2006.

Communications with Directors

Stockholders may communicate with any and all members of our Board of Directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

Board of Directors (or individually named director(s))

Extreme Networks

c/o Vice President, General Counsel & Secretary

3585 Monroe Street

Santa Clara, CA 95051

The Vice President, General Counsel and Secretary will maintain a log of such communications and transmit each communication as soon as practicable to the identified director addressee(s), unless 1) there are safety or security concerns that mitigate against further transmission of the communication; or 2) the communication contains commercial matters not related to the stockholder’s stock ownership, as determined by the Vice President, General Counsel and Secretary in consultation with outside legal counsel. The Board of Directors or individual directors will be advised of any communication withheld for safety, security or other reasons as soon as practicable.

Director Attendance at Annual Meetings

We use reasonable efforts to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account the directors’ schedules. In cases where management, in its reasonable business judgment, believes that stockholder attendance at our annual meeting is significant, we encourage director attendance at such annual meeting. Directors make every effort to attend our annual meeting of stockholders when meaningful stockholder attendance at such meeting is anticipated. Directors W. Michael West and Gordon L. Stitt attended our 2004 annual meeting of stockholders.

Code of Ethics and Corporate Governance Materials

The Board has adopted a charter for each of the committees described above which are available on our website at www.extremenetworks.com/aboutus/investor/corpinfo.asp. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code of Business Conduct and Ethics can be found on our website at www.extremenetworks.com/aboutus/investor/corpinfo.asp.

Extreme Networks believes that good corporate governance is essential to ensure that Extreme Networks is managed for the benefit of stockholders. The Board has adopted the Extreme Networks, Inc. Corporate Governance Guidelines to address key corporate governance issues. The Nominating and Corporate Governance Committee is responsible for reviewing the Corporate Governance Guidelines and recommending to the Board any changes to the Corporate Governance Guidelines. The Corporate Governance Guidelines can be found on our website at www.extremenetworks.com/aboutus/investor/corpinfo.asp.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the quality of our financial statements and our financial reporting on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, maintaining appropriate accounting and financial reporting principles and policies and the reporting process, including internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Ernst & Young LLP, our independent registered public accounting firm, is responsible for expressing opinions on our annual financial statements and our internal control over financial reporting as of the end of the fiscal year. It is not the duty or responsibility of the Audit Committee or its members to conduct any type of auditing or accounting review or procedure, and each member of the Audit Committee relies on the integrity of those persons and organizations within and outside Extreme Networks from whom it receives information and the accuracy of the financial and other information provided to the Audit Committee.

The members of the Audit Committee during fiscal year 2005 were Messrs. Charles Carinalli, Bob L. Corey and Promod Haque, until Mr. Haque’s retirement from the Board in December 2004, at which time he was replaced by Kenneth Levy. In September 2005, subsequent to the end of the 2005 fiscal year and the Audit Committee’s review of our fiscal 2005 annual report on Form 10-K, Mr. Levy resigned from the Audit Committee and was replaced by Harry Silverglide. At all times the Audit Committee has consisted of three directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The Nasdaq Stock Market. The Board has determined that Mr. Corey is the audit committee financial expert as such term is defined in the rules of the SEC.

The Audit Committee has discussed and reviewed with the independent auditors all matters required to be discussed under Statement on Auditing Standards No. 61, Communication with Audit Committees, SEC rules and other professional standards. The Audit Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and Extreme Networks that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the independent auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the independent auditors’ independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their audit of our financial statements and our internal control over financial reporting as of the end of the fiscal year, our internal audits and the overall quality of our financial reporting. Additionally, the Audit Committee has discussed and reviewed with management the audited financial statements and management’s report on internal control over financial reporting as of the end of the fiscal year.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended July 3, 2005 for filing with the SEC. The Audit Committee and the Board of Directors have also recommended ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2006.

The aggregate fees billed for professional services rendered for the audit of our annual financial statements and our internal control over financial reporting as of the end of the fiscal year by Ernst & Young LLP for fiscal year 2005 and for their review of the interim financial statements included in our Forms 10-Q for fiscal year 2005, including accounting consultations on matters addressed during the annual audit and interim reviews, were $2,395,000. The aggregate fees billed for professional services rendered by Ernst & Young LLP, other than the audit fees, were $295,000. These fees were for professional services including domestic and foreign tax-planning, tax return preparation, internal control consultations related to Sarbanes-Oxley compliance and procedures related to the filing of corporate documents.

AUDIT COMMITTEE

Bob. L. Corey

Charles Carinalli

Kenneth Levy

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing of Extreme Networks under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Extreme Networks specifically incorporates such information by reference.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee (the “Committee”) is comprised of three independent, non-employee members of our Board of Directors. The members of the Compensation Committee during fiscal 2005 were Charles Carinalli, Bob L. Corey and Kenneth Levy.

The Committee is responsible for recommending and administering policies governing the annual compensation of our executive officers. The Committee periodically reviews the performance and compensation levels for executive officers and recommends to the independent members of the Board adjustments as warranted by competitive conditions or other circumstances.

Compensation Philosophy

Our philosophy concerning compensation for executive officers is to directly link their compensation to continuous improvements in our performance and increased stockholder value. The key elements of this philosophy are as follows:

•	provide a competitive total compensation package that enables us to attract, retain and reward executive officers who contribute to our success;

•	establish incentives that relate to our annual and long-term business strategies and objectives; and

•	provide variable compensation that is directly linked to the performance of Extreme Networks and stockholder return.

Consistent with this philosophy, the compensation package offered to executive officers includes: (i) base salary, (ii) variable incentive awards in the form of performance bonuses and (iii) long-term, equity incentives in the form of stock options.

Extreme Networks seeks to maintain equality among all of its employees. Accordingly, we do not provide our executive officers with personal benefit perquisites of any kind, nor are special dining or parking facilities provided to our executive officers. In addition, our health care and employee benefit plans are applicable to all employees, including executive officers. The Compensation Committee believes this egalitarian approach to our executives is in the best interests of all employees and Extreme Networks stockholders.

Base Salary

The Committee annually assesses the performance and sets the salary of the President and Chief Executive Officer, Gordon L. Stitt, based upon the average base pay of chief executive officers of other technology companies including companies of comparable size and revenue levels. The Committee also conducts an annual review of base salaries for all other executive officers and recommends adjustments based on (i) salary recommendations from Mr. Stitt, (ii) individual performance evaluations of executive officers for the previous year, (iii) financial results from the previous year and (iv) published salary surveys for companies of comparable size and revenue levels in the technology sector. Furthermore, the Committee recommends to the outside members of the Board both financial-based and operational-based objectives and goals, including sales and spending forecasts for the upcoming year, as part of the overall executive incentive program for all the executive officers.

For more information regarding the compensation and employment arrangements of Mr. Stitt and other executive officers, see “EXECUTIVE COMPENSATION – Compensation of Executive Officers and Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

Executive Bonuses

To reinforce the attainment of our goals, the Committee believes that a significant portion of the annual compensation of our executive officers should be in the form of executive bonuses. The Committee believes that this type of bonus program, in which bonuses are based on Extreme Networks attaining strategic and financial goals and other objectives set by the our Board of Directors, properly aligns the interests of our executive officers with the interests of our stockholders. We administer an executive incentive program by which each of our executive officers can earn a cash bonus for the fiscal year. Under this program, the Committee sets a level of performance for Extreme Networks based on the above measures, which must be attained before any bonuses are awarded.

The Committee recommends, and the Board establishes, an amount that may be awarded to each of our executive officers. In general, the amount for fiscal year 2005 was based on two weighted components. For all executive officers other than our Senior Vice President of Worldwide Sales, operating profit goals accounted for 50% of such amount and revenue goals accounted for 50% of such amount. For the Senior Vice President of Worldwide Sales, gross margin goals accounted for 50% of such amount and operating profit goals accounted for 50% of such amount. In addition, there is also a commission component to the cash bonus of the Senior Vice President of Worldwide Sales which is calculated based on the achievement of revenue objectives. The Committee also awards incentive bonuses in connection with recruitment efforts.

Each executive officer’s bonus is based on a percentage of the base salary paid to such executive officer as the Committee recommends and the Board determines, which in fiscal year 2005, was 100% for the Chief Executive Officer, $50,000 for the Senior Vice President of Worldwide Sales and 40% for all other executive officers. In fiscal year 2005, we achieved our corporate performance targets only in the second half of the fiscal year, resulting in a pro-rata payment of target bonuses. Messrs, Slakey, Schneider, Gray, and Carlucci received bonus payments in the amount of $36,600, $26,840, $42,700 and $7,625, respectively. Separately, Mr. Carlucci was paid a sign-on bonus of $25,000, and a bonus of $25,000 for meeting specific performance objectives. See “EXECUTIVE COMPENSATION – Summary Compensation Table”.

Stock Options

The Committee believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders. Therefore, we periodically grant stock options to executive officers under our stock option plan. Stock options are granted at the current market price and will only have value if our stock price increases over the exercise price.

The Committee determines the amount and frequency of option grants for executive officers, after consideration of recommendations from the Chief Executive Officer. Recommendations for options are based upon the relative position and responsibilities of each executive officer, previous and expected contributions of each officer to Extreme Networks, previous option grants to such executive officers, as well as recruitment and retention considerations. Option grants vest in accordance with vesting schedules determined for each grant as appropriate to assist in retaining and motivating key employees. Variations in vesting schedules may also represent equitable adjustments as a result of significant fluctuations in the market price of our stock over time. During fiscal year 2005 the Committee recommended for approval, and the outside members of the Board approved, option grants to Messrs. Stitt and Schneider for 250,000 shares and 125,000 shares, respectively.

Chief Executive Officer Compensation

Mr. Stitt’s total compensation as President and Chief Executive Officer for fiscal year 2005 was established by the Committee and approved by the outside directors in accordance with the guidelines set forth above. In setting Mr. Stitt’s compensation, the Committee reviewed Radford surveys of chief executive compensation generally and of the compensation of chief executives or our competitors. The Committee commissioned a survey from Spencer Stuart, an outside consultant, regarding the compensation of chief executives of our chief competitors. The Committee reviewed Mr. Stitt’s performance, our performance and our revenue levels. The Committee also considered certain incentive objectives based on our performance as it relates to revenue levels and earnings-per-share levels. Following this review, Mr. Stitt’s annual base salary was set at $400,000 beginning in September 2004. The Board of Directors granted Mr. Stitt stock options in the aggregate amount of 250,000 shares. Mr. Stitt received an executive bonus award of $122,000.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

We have considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations, which restrict deductibility of executive compensation paid to our Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under our stockholder-approved stock option plan would generally qualify for an exemption from these restrictions so long as the options are granted by a committee whose members are “outside directors” (as defined by Section 162(m)) and have an exercise price no less than the fair market value of the shares on the date of grant. We expect that the Compensation Committee will continue to be comprised solely of outside directors, and that any options granted to our executive officers will be approved by the Compensation Committee. The Committee does not believe that in general other components of our compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future, and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

COMPENSATION COMMITTEE

Charles Carinalli

Bob L. Corey

Kenneth Levy

STOCK PRICE PERFORMANCE GRAPH

Set forth below is a stock price performance graph comparing the annual percentage change in the cumulative total return on our common stock with the cumulative total returns of the CRSP Total Return Index for The Nasdaq Stock Market (U.S. companies) and the Nasdaq Computer Manufacturing Stocks Index for the period commencing July 1, 2000 and ending on July 3, 2005.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholder proposals may be brought before the annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in the rules of the SEC. In order for a stockholder proposal to be properly brought before the 2006 annual meeting, the proposal must be timely and received at our principal executive offices, addressed to the Secretary, not later than July 5, 2006, or 120 days prior to the one-year anniversary of this year’s mailing date for the Proxy Statement. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than July 5, 2006. If no annual meeting was held in the previous year, the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement or the proposal is for a special meeting, stockholder proposals may be brought not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

If a stockholder proposal is brought before the 2006 annual meeting, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we provide information in our 2006 proxy statement (a) regarding the nature of the matter and (b) advising stockholders how management intends to exercise its discretion to vote on the matter.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2005 annual meeting of stockholders, other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

COMMUNICATING WITH EXTREME NETWORKS

You can obtain information about Extreme Networks by one of the following methods:

1.    Extreme Network’s home page on the Internet, located at www.extremenetworks.com, gives you access to product and marketing information, in addition to recent press releases, financial information and stock quotes, as well as links to our filings with the SEC. Online versions of this Proxy Statement, our 2005 Annual Report to Stockholders on Form 10-K, and our letter to stockholders are located at http://www.extremenetworks.com/aboutus/investor/.

2.    To have information such as our latest quarterly earnings release, Form 10-K, Form 10-Q or annual report mailed to you, please contact our Investor Relations at (408) 579-3030.

For all other matters, please contact our Investor Relations at (408) 579-3030, or send your correspondence to the following address:

Extreme Networks, Inc. 3585 Monroe Street Santa Clara, CA 95051 Attn: Investor Relations

We encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up for electronic delivery of stockholder communications at http://www.extremenetworks.com/aboutus/investor/. For more information, see “Electronic Delivery of Stockholder Communications.”

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gordon L. Stitt

Gordon L. Stitt President and Chief Executive Officer

October 28, 2005

ANNEX A

Extreme Networks, Inc.

2005 Equity Incentive Plan

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

Extreme Networks, Inc.

2005 Equity Incentive Plan

1.	ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Extreme Networks, Inc. 2005 Equity Incentive Plan (the “Plan”) is hereby established effective as of December 1, 2005, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Cash-Based and Other Stock-Based Awards and Nonemployee Director Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.	DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Cash-Based Award, Other Stock-Based Award or Nonemployee Director Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

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(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 12.

(f) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or

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indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ff)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a liquidation or dissolution of the Company.

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(j) “Company” means Extreme Networks, Inc., a Delaware corporation, or any successor corporation thereto.

(k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(l) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

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(m) “Deferred Compensation Award” means an award granted to a Participant pursuant to Section 11.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

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(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or market system and consistently applied, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during the a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to the grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and such valuation method must be used consistently for grants of Options and SARs under the same and substantially similar programs. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith, without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value of the shares subject to such Award, (iv) a Deferred Compensation Award which is an elective cash compensation reduction award described in Section 11.1(a) or a stock issuance deferral award described in Section 11.1(b), (v) an Other Stock-Based award based on appreciation in the Fair Market Value of the Stock or (vi) a Nonemployee Director Award which is any of the foregoing types of Awards.

(u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(w) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

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(y) “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:

N	= X(A-B)/A, where
“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
“B” = the exercise price per share (as defined in the Participant’s Award Agreement)

(z) “Nonemployee Director” means a Director who is not an Employee.

(aa) “Nonemployee Director Award” means a Nonstatutory Stock Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award granted to a Nonemployee Director pursuant to Section 13 of the Plan.

(bb) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(cc) “Officer” means any person designated by the Board as an officer of the Company.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6.

(ee) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 12.

(ff) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(gg) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(hh) “Participant” means any eligible person who has been granted one or more Awards.

(ii) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

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(jj) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(kk) “Performance Award” means an Award of Performance Shares or Performance Units.

(ll) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(mm) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(nn) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(oo) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(pp) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(qq) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(rr) “Predecessor Plan” means each of the Company’s 1996 Stock Option Plan, 2000 Stock Plan and 2001 Stock Plan.

(ss) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(tt) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(uu) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(vv) “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9 or Section 11, respectively, to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant’s Award Agreement.

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(ww) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(xx) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(yy) “Section 162(m)” means Section 162(m) of the Code.

(zz) “Section 409A” means Section 409A of the Code.

(aaa) “Securities Act” means the Securities Act of 1933, as amended.

(bbb) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(ccc) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(ddd) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(eee) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(fff) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the

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Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award which is a Full Value Award shall be subject to the minimum vesting provisions described in Section 5.3(b), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

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3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take

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such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to twelve million (12,000,000) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Share Accounting.

(a) Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one (1) share. Each share of Stock subject to a Full Value Award shall be counted against the limit set forth in Section 4.1 as one and five-tenths (1.5) shares.

(b) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the

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terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 17.2 shall not again be available for issuance under the Plan.

4.3 Adjustment for Certain Unissued Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

(a) the number of shares of Stock subject to that portion of any option, stock appreciation right or restricted stock unit outstanding pursuant to the Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled without having been exercised or settled; and

(b) the number of shares of Stock acquired pursuant to the Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased;

provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plan that may become authorized for issuance under the Plan pursuant to this Section 4.3 shall not exceed eleven million (11,000,000), subject to adjustment as provided in Section 4.4.

4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide

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that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code and related guidance issued by the U.S. Treasury Department.

5.	ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards, other than Deferred Compensation Award or Nonemployee Director Awards, may be granted only to Employees and Consultants. Deferred Compensation Awards may be granted only to Officers, Directors and individuals who are among a select group of management or highly compensated Employees. Nonemployee Director Awards may be granted only to persons who, at the time of grant, are Nonemployee Directors.

5.2 Participation in Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Award Limitations.

(a) Incentive Stock Option Limitations.

(i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed twenty-three million (23,000,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

(ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).

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Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service as an Employee of an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b) Limit on Full Value Awards without Minimum Vesting. Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Section 4.1, Full Value Awards which vest on the basis of the Participant’s continued Service shall not provide for vesting which is any more rapid than over a three (3) year period, and Full Value Awards which vest on the basis of the attainment of performance goals shall not provide for a performance period of less than twelve (12) months. The foregoing limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.

(c) Nonemployee Director Award Limits. Subject to adjustment as provided in Section 4.4, no Nonemployee Director may be granted within any fiscal year of the Company one or more Nonemployee Director Awards for more than two hundred thousand (200,000) shares; provided, however, that the foregoing annual limit shall be increased by one or more of the following additions, as applicable: (i) an additional two hundred thousand (200,000) shares in the fiscal year in which the Nonemployee Director is first appointed or elected to the Board as a Nonemployee Director, (ii) an additional one hundred thousand (100,000) shares in any fiscal year in which the Nonemployee Director is serving as the Chairman or Lead Director of the Board, (iii) an additional seventy-five thousand (75,000) shares in any fiscal year for each committee of the Board on which the Nonemployee Director is then serving as chairman of the committee, and (iv) an additional fifty thousand (50,000) shares in any fiscal year for each

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committee of the Board on which the Nonemployee Director is then serving other than as chairman of the committee.

(d) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award intended to qualify for treatment as Performance-Based Compensation:

(i) Options and SARs. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than four million (4,000,000) shares.

(ii) Restricted Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards for more than one million (1,000,000) shares.

(iii) Performance Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than one million (1,000,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than two million dollars ($2,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

(iv) Cash-Based Awards and Other Stock-Based Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Cash-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than two million dollars ($2,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Other Stock-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than one million (1,000,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Cash-Based Award or Other Stock-Based Award for the same Performance Period.

6.	STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an

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exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or

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terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 16

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below, the Option shall remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.	STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject

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to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum as soon as practicable following the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

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8.	RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Subject to Section 5.3(b), Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in

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any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.	RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the

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Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Subject to Section 5.3(b), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all

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new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy, but in any event on or before the later of the last day of the calendar year of, or the 15th day of the third calendar month following, the original settlement date.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.	PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance

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Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period (subject to Section 5.3(b)), Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance

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Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

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(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) employee satisfaction;

(xxii) employee retention;

(xxiii) market share;

(xxiv) customer satisfaction;

(xxv) product development;

(xxvi) research and development expenses;

(xxvii) completion of an identified special project;

(xxviii) completion of a joint venture or other corporate transaction; and

(xxix) new customer acquisition.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that

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would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 19.1 (except as otherwise provided below or consistent with the requirements of Section 409A) payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and consistent with the requirements of Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement

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evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or

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garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.	DEFERRED COMPENSATION AWARDS.

11.1 Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, consistent with the requirements of Section 409A, may establish one or more programs pursuant to the Plan under which:

(a) Elective Cash Compensation Reduction Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b) Stock Issuance Deferral Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

(iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions of Section 9.

(a) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock

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Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalent Rights shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

(b) Settlement of Deferred Compensation Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award in compliance with the requirements of Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.

12.	CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

12.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

12.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms

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determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

12.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. Subject to Section 5.3(b), the Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

12.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

12.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.

12.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s

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Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.

12.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.

13.	NONEMPLOYEE DIRECTOR AWARDS.

From time to time, the Board or the Committee shall set the amount(s) and type(s) of Nonemployee Director Awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as the additional amount(s) and type(s) of Nonemployee Director Awards, if any, to be awarded, also on a periodic, nondiscriminatory basis, in consideration of one or more of the following: (a) the initial election or appointment of an individual to the Board as a Nonemployee Director, (b) a Nonemployee Director’s service as Chairman or Lead Director of the Board, (c) a Nonemployee Director’s service as the chairman of a committee of the Board, and (d) a Nonemployee Director’s service other than as the chairman of a committee of the Board. The terms and conditions of each Nonemployee Director Award shall comply with the applicable provisions of the Plan. Subject to the limits set forth in Section 5.3(b), Section 5.3(c) and the foregoing, the Board or the Committee shall grant Nonemployee Director Awards having such terms and conditions as it shall from time to time determine.

14.	STANDARD FORMS OF AWARD AGREEMENT.

14.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

14.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new,

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revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

15.	CHANGE IN CONTROL.

15.1 Effect of Change in Control on Options and SARs. Subject to the requirements of Section 409A if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. The Committee may, in its sole discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise thereof upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under any or all outstanding Options and SARs or substitute for any or all outstanding Options and SARs substantially equivalent options and stock appreciation rights (as the case may be) for the Acquiror’s stock. Any Options or SARs which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion of their canceled Options and SARs as soon as practicable following the date of the Change in Control and in respect of the unvested portion of their canceled Options and SARs in accordance with the vesting schedule applicable to such Awards as in effect prior to the Change in Control.

15.2 Effect of Change in Control on Restricted Stock Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Award for, or in the event of a Change in Control may take such actions as it deems appropriate to provide for, the acceleration of the vesting of the shares subject to the Restricted

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Stock Award upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

15.3 Effect of Change in Control on Restricted Stock Unit Awards, Performance Awards, Deferred Compensation Awards, Cash-Based Awards and Other Stock-Based Awards. Subject to the requirements of Section 409A, if applicable, the Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Units Award, Performance Award, Deferred Compensation Award, Cash-Based Award or Other Stock-Based Award for, or in the event of a Change in Control may take such actions as it deems appropriate to provide for, acceleration of the vesting and/or settlement of such Award upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

15.4 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements of Section 409A, if applicable, in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and shall be settled effective immediately prior to the time of consummation of the Change in Control.

16.	COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

17.	TAX WITHHOLDING.

17.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the

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Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

17.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

18.	AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

19.	COMPLIANCE WITH SECTION 409A.

19.1 Awards Subject to Section 409A. The provisions of this Section 19 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

(a) Any Nonstatutory Stock Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

(b) Each Deferred Compensation Award.

(c) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award if either (i) the Award provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) the Committee permits or requires the Participant to elect one or more dates on which the Award will be settled.

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Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is two and one-half months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

19.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a) All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

(c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 19.3.

19.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 19.3(b), 19.4(b), or 19.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

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(c) No subsequent Election related to a distribution pursuant to Section 19.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

19.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a) Separation from service (as determined by the Secretary of the United States Treasury);

(b) The date the Participant becomes Disabled (as defined below);

(c) Death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 19.2 and/or 19.3, as applicable;

(e) To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(f) The occurrence of an Unforeseeable Emergency (as defined by applicable U.S. Treasury Regulations promulgated pursuant to Section 409A).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i)) of the Company, no distribution pursuant to Section 19.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

19.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

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The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

19.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

19.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

19.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under an Award subject to Section 409A, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

20.	MISCELLANEOUS PROVISIONS.

20.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt

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of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

20.2	Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

20.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

20.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

20.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

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20.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

20.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

20.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

20.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

20.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

20.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation,

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Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

20.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Extreme Networks, Inc. 2005 Equity Incentive Plan as duly adopted by the Board on October 20, 2005.

/S/ ALICIA J. MOORE
Secretary

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ANNEX B

EXTREME NETWORKS

EMPLOYEE STOCK PURCHASE PLAN

As Amended Through October 20, 2005

1.	ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. This Employee Stock Purchase Plan (the “Plan”) is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

2.	DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c) “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(d) “Company” means Extreme Networks, Inc. a Delaware corporation, or any successor corporation thereto.

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(e) “Compensation” means, with respect to any Offering Period, base wages or salary, commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, and all other compensation paid in cash during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include reimbursements of expenses, allowances, long-term disability, workers’ compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

(f) “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(g) “Employee” means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while such individual is on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

(h) “Fair Market Value” means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion. If, as of any date, there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board. Notwithstanding the foregoing, the Fair Market Value per share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Stock.

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(i) “Offering” means an offering of Stock as provided in Section 6.

(j) “Offering Date” means, for any Offering, the first day of the Offering Period with respect to such Offering.

(k) “Offering Period” means a period established in accordance with Section 6.1.

(l) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(m) “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(n) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

(o) “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(p) “Purchase Date” means, for any Purchase Period, the last day of such period.

(q) “Purchase Period” means a period established in accordance with Section 6.2.

(r) “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(s) “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

(t) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

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(u) “Subscription Agreement” means a written agreement in such form as specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation.

(v) “Subscription Date” means ten (10) business days prior to the Offering Date (or Purchase Date, for newly eligible employees), or such earlier date as the Company shall establish.

(w) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	ADMINISTRATION.

3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Policies and Procedures Established by the Company. The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise

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effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

4.	SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be twelve million (12,000,000) and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.	ELIGIBILITY.

5.1 Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

(a) Any Employee who is customarily employed by the Participating Company Group for less than twenty (20) hours per week; or

(b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

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5.2 Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, such Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

6.	OFFERINGS.

6.1 Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings (an “Offering Period”). The first Offering Period shall commence on the Effective Date and end on April 30, 2000 (the “Initial Offering Period”). Subsequent Offerings of twelve (12) months duration shall commence on the first day of February, May, August and November each year and end on the last day of the following January, April, July and October, respectively. Notwithstanding the foregoing, the Board may establish a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the first or last day of an Offering Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

6.2 Purchase Periods. Each Offering Period shall consist of four (4) consecutive Purchase Periods of approximately three (3) months duration, or such other number or duration as the Board shall determine. However, the Purchase Period commencing on the Offering Date of the Initial Offering Period shall end on July 31, 1999. Subsequent Purchase Periods within the Initial Offering Period shall commence on August 1, 1999, November 1, 1999 and February 1, 2000. Offering Periods commencing after the Initial Offering Period shall consist of four (4) three (3)-month Purchase Periods, commencing on May 1, August 1, November 1 and February 1. Notwithstanding the foregoing, the Board may establish a different duration for one or more Purchase Periods or different commencing or ending dates for such Purchase Periods. If the first or last day of a Purchase Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Purchase Period.

7.	PARTICIPATION IN THE PLAN.

7.1 Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the Company. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall be eligible to participate in such Offering Period commencing as of the date following the next subsequent Purchase Date, provided such Employee properly completes and delivers to the

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Company a Subscription Agreement prior to the relevant Subscription Date and such Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2 Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that such Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1 or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8.	RIGHT TO PURCHASE SHARES.

8.1 Grant of Purchase Right. Except as set forth below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase, on each Purchase Date within such Offering Period, that number of whole shares of Stock determined by dividing the aggregate payroll deductions collected from the Participant by the applicable Purchase Price on such Purchase Date; provided, that no Participant may purchase more than Six Hundred Twenty-Five (625) shares of Stock on any Purchase Date.

8.2 Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

8.3 Aggregate Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, in no event shall the aggregate number of shares of Stock under the Plan to be purchased by all Participants on a Purchase Date exceed Four Hundred Thousand (400,000). The Board in its discretion may make any pro rata adjustment necessary to effectuate this Section.

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9.	PURCHASE PRICE.

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10.	ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.

Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1 Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each payday during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each payday during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions made effective following the first payday during an Offering) or more than fifteen percent (15%). Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of any future Offering Date.

10.2 Commencement of Payroll Deductions. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3 Election to Change or Stop Payroll Deductions. During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Plan as provided in Section 12.1.

10.4 Administrative Suspension of Payroll Deductions. The Company may, in its sole discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted during

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a calendar year under the limit set forth in Section 8.2. Payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement at the beginning of the next Purchase Period the Purchase Date of which falls in the following calendar year.

10.5 Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

10.6 No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan.

10.7 Voluntary Withdrawal from Plan Account. A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant’s Plan account, or terminate the withdrawal right provided by this Section.

11.	PURCHASE OF SHARES.

11.1 Exercise of Purchase Right. On each Purchase Date, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Purchase Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

11.2 Pro Rata Allocation of Shares. In the event that the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1 or the limit provided for in Section 8.3, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

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11.3 Delivery of Certificates. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

11.4 Return of Cash Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain such amount in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

11.5 Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

11.6 Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7 Reports to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

12.	WITHDRAWAL FROM OFFERING OR PLAN.

12.1 Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after the Purchase Date of a Purchase Period, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws

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from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose a requirement that the notice of withdrawal from the Plan be on file with the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2 Automatic Withdrawal from an Offering. If the Fair Market Value of a share of Stock on a Purchase Date of an Offering Period (other than the final Purchase Date of such offering) is less than the Fair Market Value of a share of Stock on the Offering Date for such Offering Period, then every Participant shall automatically be (a) withdrawn from such Offering Period after the acquisition of shares of Stock on the Purchase Date and (b) enrolled in the new Offering Period effective on its Offering Date.

12.3 Return of Payroll Deductions. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Sections 12.1 or automatic withdrawal from an Offering pursuant to Section 12.2, the Participant’s accumulated payroll deductions which have not been applied toward the purchase of shares of Stock (except, in the case of an automatic withdrawal pursuant to Section 12.2, for an amount necessary to purchase an additional whole share as provided in Section 11.4) shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant’s interest in the Plan or the Offering, as applicable, shall terminate. Such accumulated payroll deductions to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

13.	TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the payroll deductions credited to the Participant’s Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

14.	CHANGE IN CONTROL.

14.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in

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which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

14.2 Effect of Change in Control on Purchase Rights. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may assume the Company’s rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company’s rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Purchase Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15.	NONTRANSFERABILITY OF PURCHASE RIGHTS.

A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

16.	COMPLIANCE WITH SECURITIES LAW.

The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a

12

registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17.	RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time.

18.	LEGENDS.

The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL

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SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

19.	NOTIFICATION OF SALE OF SHARES.

The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two (2) years from the date of granting such Purchase Right or one (1) year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

20.	NOTICES.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.	INDEMNIFICATION.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

22.	AMENDMENT OR TERMINATION OF THE PLAN.

The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, provided that the

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Board may terminate the Plan (and any Offering thereunder) on any Purchase Date if the Board determines that such termination is in the best interests of the Company and its stockholders except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable federal, state or foreign securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies. In the event that the Board approves an amendment to increase the number of shares authorized for issuance under the Plan (the “Additional Shares”), the Board, in its sole discretion, may specify that such Additional Shares may only be issued pursuant to Purchase Rights granted after the date on which the stockholders of the Company approve such amendment, and such designation by the Board shall not be deemed to have adversely affected any Purchase Right granted prior to the date on which the stockholders approve the amendment.

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EXTREME NETWORKS

EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

NAME (Please print):
	(Last)	(First)	(Middle)

ADDRESS:

MY SOCIAL SECURITY NUMBER:

TM	Original Application for the Offering Period beginning , 200__.

TM	Change in Payroll Deduction rate effective with the pay period ending , 200__.

I hereby elect to participate in the Employee Stock Purchase Plan (the “Plan”) of Extreme Networks, Inc. (the “Company”) and subscribe to purchase shares of the Company’s Stock in accordance with this Subscription Agreement and the Plan.

I hereby authorize payroll deductions in the amount of                      percent (in whole percentages not less than 1% or more than 15%) of my “Compensation” on each payday throughout the “Offering Period” in accordance with the Plan. I understand that these payroll deductions will be accumulated for the purchase of shares of Stock at the applicable purchase price determined in accordance with the Plan. I understand that, except as otherwise provided by the Plan, I will automatically purchase shares on each Purchase Date under the Plan unless I withdraw from the Plan by giving written notice on a form provided by the Company or unless my employment terminates.

I understand that I will automatically participate in each subsequent Offering that commences immediately after the last day of an Offering in which I am participating until I withdraw from the Plan by giving written notice on a form provided by the Company or my employment terminates.

Shares I purchase under the Plan should be issued in the name(s) set forth below. (Shares may be issued in the participant’s name alone or together with the participant’s spouse as community property or in joint tenancy.)

NAME(S):
TM In my name alone TM Community Property TM Joint Tenancy

I agree to make adequate provision for the federal, state, local and foreign tax withholding obligations, if any, which may arise upon my purchase of shares under the Plan and/or my disposition of such shares. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet such withholding obligations.

I agree that, unless otherwise permitted by the Company, until I dispose of the shares I purchased under the Plan, I will hold such shares in the name(s) entered above (and not in the name of any nominee) for at least two (2) years from the first day of the Offering Period in which, and at least one (1) year from the Purchase Date on which, I acquired such shares.

I agree that I will notify the Chief Financial Officer of the Company in writing within 30 days after any sale, gift, transfer or other disposition of any kind prior to the end of the periods referred to in the preceding paragraph (a “Disqualifying Disposition”) of any shares I purchased under the Plan. I further agree that if I do not respond within 30 days of the date of a Disqualifying Disposition Survey delivered to me by certified mail, the Company may treat my nonresponse as my notice to the Company of a Disqualifying Disposition and may compute and report to the Internal Revenue Service the ordinary income I must recognize upon such Disqualifying Disposition.

I am familiar with the provisions of the Plan and agree to participate in the Plan subject to all of its provisions. I understand that the Board of Directors of the Company reserves the right to terminate the Plan or to amend the Plan and my right to purchase stock under the Plan to the extent provided by the Plan. I understand that the effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

Date:	Signature:

EXTREME NETWORKS

EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

NAME (Please print):
	(Last)	(First)	(Middle)

I hereby elect to withdraw from the Offering under Extreme Networks Employee Stock Purchase Plan (the “Plan”) which began on                                                      , 200   and in which I am currently participating (the “Current Offering”).

Elect either A or B below:

TM	A.	I elect to terminate immediately my participation in the Current Offering and in the Plan.

I request that the Company cease all further payroll deductions from my Compensation under the Plan (provided that I have given sufficient notice prior to the next payday). I request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan be refunded to me as soon as practicable. I understand that this election immediately terminates my interest in the Current Offering and in the Plan.

TM	B.	I elect to terminate my participation in the Current Offering and in the Plan following my purchase of shares on next Purchase Date of the Current Offering.

I request that the Company cease all further payroll deductions from my Compensation under the Plan (provided that I have given sufficient notice prior to the next payday). I request that all payroll deductions credited to my account under the Plan (if any) not previously used to purchase shares under the Plan be used to purchase shares on the next Purchase Date of the Current Offering to the extent permitted by the Plan. I understand that this election will terminate my interest in the Current Offering and in the Plan immediately following such purchase. I request that any cash balance remaining in my account under the Plan after my purchase of shares be refunded to me as soon as practicable.

I understand that by making this election I am terminating my interest in the Plan and that no further payroll deductions will be made (provided that I have given sufficient notice prior to the next payday) unless I elect in accordance with the Plan to become a participant in another Offering under the Plan by filing a new Subscription Agreement with the Company.

Date:	Signature:

EXTREME NETWORKS, INC.

Proxy for the Annual Meeting of Stockholders

To be held on Friday, December 2, 2005

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Gordon L. Stitt and Alicia J. Moore, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Extreme Networks, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Extreme Networks, Inc. to be held at the Executive Briefing Center, Extreme Networks, Inc., 3585 Monroe Street, Santa Clara, California 95051, on Friday, December 2, 2005 at 2:00 p.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Extreme Networks Proxy Statement dated October 28, 2005 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 SET FORTH IN THE PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE

SIDE

☐	Please mark votes as in this example

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

A vote FOR the following proposals is recommended by the Board of Directors:

1.    To elect the Class I directors to hold office for a three-year term and until their successors are elected and qualified or until their earlier resignation or removal:

Gordon L. Stitt

Kenneth Levy

☐	FOR	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT

(INSTRUCTION: To withhold authority to vote for the nominee, mark “FOR ALL EXCEPT” and write the nominee’s name in the line below:

2.    To approve the 2005 Equity Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.    To amend the Employee Stock Purchase Plan to authorize the sale of an additional 5,000,000 shares.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.    To ratify the appointment of Ernst & Young LLP, independent registered public accounting firm, as Extreme Networks, Inc.’s independent auditors for the fiscal year ending July 2, 2006.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.    The transaction of such other business as may properly come before the meeting

☐	FOR	☐	AGAINST	☐	ABSTAIN

FOR ADDRESS CHANGES PLEASE CHECK THIS BOX AND WRITE THEM ON BACK WHERE INDICATED	☐	PLEASE INDICATE IF YOU PLAN TO ATTEND THE MEETING	☐ YES	☐ NO

Please sign here. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.	Signature [Please Sign Within Box]: Signature (Joint Owners):	Date: Date: